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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant	Filed by a Party other than the Registrant

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Preliminary Proxy Statement
CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material under §.240.14a-12

Hospitality Properties Trust

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Hospitality Properties Trust

Notice of 2014 Annual Meeting
of Shareholders and Proxy Statement

Tuesday, June 10, 2014 at 9:30 a.m., local time
Two Newton Place, 255 Washington Street, Suite 100, Newton, Massachusetts 02458

Hospitality Properties Trust

It is our pleasure to invite you to join our Board of Trustees and executive officers at Hospitality Properties Trust's 2014 Annual Meeting of Shareholders at our Newton, Massachusetts headquarters. The enclosed Notice of Annual Meeting of Shareholders and Proxy Statement will provide you with information about our Company and the matters to be voted on at the annual meeting.

The Company has made meaningful governance changes in 2013 and 2014 in response to suggestions from some of our largest institutional shareholders. These changes reflect our commitment to our shareholders' interests and best practices. We are committed to more effectively explaining the matters to be addressed at our Annual Meeting of Shareholders and this year's proxy statement contains a number of improvements in how we present information to you about our Company. To start, we have included a Proxy Summary section that provides highlights of the detailed information included elsewhere in the proxy statement, as well as a Question and Answer section with useful information responsive to questions we frequently receive from shareholders. We know that it is important to provide you the information you are looking for about our Company and are committed to doing so.

Further, as a result of our shareholder engagement and resulting efforts to pursue meaningful governance enhancements, we are submitting to shareholders at our annual meeting a proposal to amend our Declaration of Trust to permit the annual election of our Trustees. The Board has unanimously approved the required amendment, subject to your approval. We are pleased to present this proposal and continue to work hard to make meaningful changes to incorporate our shareholders' feedback.

You will see that we have continued this year to provide detailed information about the qualifications of our Trustees and Trustee nominees and why we believe they are the right people to represent you. The proxy statement also includes a comprehensive Compensation Discussion and Analysis that clearly explains our executive compensation philosophy and practice.

Your support is very important to us and to our Company and it is important that your shares be represented and voted at the meeting. Prior to the meeting, I encourage you to sign and return your proxy card or use telephone or Internet voting so that your shares will be represented and voted at the meeting.

Thank you for being a shareholder and for your continued trust and investment in our Company.

April 28, 2014

On behalf of the Board of Trustees,

Bruce M. Gans, M.D.
Chair of the Nominating and Governance Committee

Hospitality Properties Trust

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Tuesday, June 10, 2014

9:30 a.m., local time

Two Newton Place, 255 Washington Street, Suite 100, Newton, Massachusetts 02458

The Annual Meeting of Shareholders of Hospitality Properties Trust (the "Company") will be held at Two Newton Place, 255 Washington Street, Suite 100, Newton, Massachusetts 02458, on Tuesday, June 10, 2014, at 9:30 a.m., local time. The purposes of the meeting are:

1.
to elect the two Trustee nominees identified in the accompanying proxy statement to the Company's Board;

2.
to approve an amendment to the Company's Declaration of Trust to permit the annual election of all Trustees;

3.
to hold an advisory vote to approve executive compensation;

4.
to ratify the appointment of Ernst & Young LLP as independent auditors of the Company to serve for the 2014 fiscal year;

5.
to vote on a shareholder proposal, if properly presented at the meeting; and

6.
to transact such other business as may properly come before the meeting and at any adjournments or postponements of the meeting.

The Board of Trustees set March 10, 2014 as the record date for the meeting. This means that owners of record of the common shares of the Company as of the close of business on that date are entitled to:

  •
  receive this notice of the meeting; and

  •
  vote at the meeting and any adjournments or postponements of the meeting.

You are invited to attend the Annual Meeting of Shareholders in person and we hope that you will be able to join us on June 10. To ensure that your vote is counted at the meeting, however, please vote as promptly as possible.

April 28, 2014

Newton, Massachusetts

By Order of the Board of Trustees,
 Jennifer B. Clark
Secretary

The Company urges each shareholder to promptly sign and return the enclosed proxy card or to use telephone or Internet voting. See the "Voting Information" section on page 3 for information about voting by telephone or Internet, and how to attend the Annual Meeting of Shareholders and vote shares in person.

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VOTING INFORMATION

WE WANT TO HEAR FROM YOU – VOTE TODAY

As a shareholder of Hospitality Properties Trust, your vote is important. Please carefully review the proxy materials for the 2014 Annual Meeting of Shareholders and follow the instructions below to cast your vote on all of the voting matters.

Voting Matters and Board Recommendations

The Board's Recommendation

Election of Trustees (page 15)	FOR
Amendment to the Declaration of Trust (page 55)	FOR
Advisory Vote to Approve Executive Compensation (page 56)	FOR
Ratification of Independent Auditors (page 57)	FOR
Shareholder Proposal, if properly presented (page 60)	NO RECOMMENDATION

Advance Voting Methods

Even if you plan to attend the 2014 Annual Meeting of Shareholders in person, please vote right away using one of the following advance voting methods (see page 8 for additional details). Make sure to have your proxy card or voting instruction form in hand and follow the instructions.

You can vote in advance in one of three ways:

Visit the website listed on your proxy card/voting instruction form to vote VIA THE INTERNET.
Call the telephone number on your proxy card/voting instruction form to vote BY TELEPHONE.
Sign, date and return your proxy card/voting instruction form to vote BY MAIL.

Voting at the 2014 Annual Meeting of Shareholders

All shareholders of record may vote in person at the 2014 Annual Meeting of Shareholders, which will be held on Tuesday, June 10, 2014 at 9:30 a.m., local time, at Two Newton Place, 255 Washington Street, Suite 100, Newton, Massachusetts 02458. Beneficial owners may vote in person at the meeting if they have a valid proxy, as described in the response to question 17 on page 13 of "Questions and Answers."

Important Note About Meeting Admission Requirements: If you plan to attend the meeting in person, see the answer to question 16 on page 12 of "Questions and Answers" for important details on admission requirements.

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PROXY SUMMARY

This summary highlights information contained elsewhere in this proxy statement. This summary does not contain all of the information that you should consider and you should read the entire proxy statement before voting. For more complete information regarding the Company's 2013 performance, please review the Company's Annual Report to shareholders for the year ended December 31, 2013.

Items of Business at the 2014 Annual Meeting of Shareholders

Item 1:	Election of two Trustee nominees to the Company's Board.
Item 2:	Approval of an amendment to the Company's Declaration of Trust to permit the annual election of all Trustees.
Item 3:	Advisory vote to approve executive compensation.
Item 4:	Ratification of the appointment of Ernst & Young LLP as independent auditors of the Company to serve for the 2014 fiscal year.
Item 5:	Shareholder proposal, if properly presented.

Trustees (page 19)

The following table provides summary information about the Company's Trustees.

Name	Age	Trustee Since	Primary Occupation	Other Public Company Boards

Bruce M. Gans, M.D.*	67	2009	Executive Vice President and Chief Medical Officer at the Kessler Institute for Rehabilitation	1
John L. Harrington*†	77	1995	Chairman of the Board of Trustees of the Yawkey Foundation	3
William A. Lamkin*	54	2007	Partner in Ackrell Capital LLC	1
Adam D. Portnoy	43	2007	President and Chief Executive Officer of Reit Management & Research LLC	4
Barry M. Portnoy†	68	1995	Chairman of Reit Management & Research LLC	6

*
Independent Trustee
†
2014 Trustee Nominee

Business Management Agreement (page 38)

The Company's manager, Reit Management & Research LLC ("RMR"), conducts the Company's day to day operations on the Company's behalf and provides services to the Company pursuant to a business management agreement. To further align the interests of the Company and RMR with those of the Company's shareholders, the Company and RMR agreed that, effective January 1, 2014: (i) the calculation of the base management fee the Company pays RMR will be based on the lesser of the historical cost of the Company's real estate assets and the Company's total market capitalization, and the incentive fee will be based on the amount of outperformance, if any, of the total return per share (dividends and share price changes) realized by the Company's common shareholders in comparison to the total return of the SNL US REIT Hotel Index; and (ii) 10% of the base management fee and the entirety of any incentive fee will be paid in the Company's common shares. The amended and restated business management agreement was approved by the Company's Compensation Committee, which is comprised solely of Independent Trustees, and the terms of the incentive fee were developed by the Compensation Committee in consultation with FTI Consulting, Inc., an independent compensation consultant.

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Governance Highlights (page 26)

The Company is committed to good corporate governance, which promotes the long-term interests of shareholders, strengthens the Board of Trustees, increases management's accountability and helps build public trust in the Company.

2013 Compensation (page 52)

Set forth below is a summary of the 2013 compensation from the Company for each of the Company's named executive officers, as determined under Securities and Exchange Commission ("SEC") rules. See the 2013 Summary Compensation Table on page 52 and the accompanying notes for more information.

Name and Principal Position	Stock Awards	All Other Compensation	Total

John G. Murray President and Chief Operating Officer	$205,650	$19,412	$225,062
Mark L. Kleifges Treasurer and Chief Financial Officer	205,650	19,412	225,062
Ethan S. Bornstein Senior Vice President	205,650	19,412	225,062

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Compensation Philosophy (page 47)

The Company's compensation program for its executive officers is designed to recognize the Company's executive officers' scope of responsibilities, reward demonstrated performance and leadership, motivate future performance and align the interests of the Company's executives with those of the Company's shareholders. The Compensation Committee also believes that executive compensation should be tied to Company performance.

Important Dates for the 2015 Annual Meeting of Shareholders (page 33)

•
Shareholder proposals submitted for inclusion in the Company's 2015 proxy statement pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended, must be received by December 29, 2014.

•
Notice of shareholder proposals to be raised at the Company's 2015 Annual Meeting of Shareholders outside of Rule 14a-8 must be received by the Company by December 29, 2014 and not earlier than November 29, 2014.

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Hospitality Properties Trust

TWO NEWTON PLACE
255 WASHINGTON STREET, SUITE 300
NEWTON, MASSACHUSETTS 02458

April 28, 2014

PROXY STATEMENT

The Board of Trustees of Hospitality Properties Trust (the "Board") is furnishing you this proxy statement to solicit proxies to be voted at the 2014 Annual Meeting of Shareholders of Hospitality Properties Trust, a Maryland real estate investment trust (the "Company"). The meeting will be held at Two Newton Place, 255 Washington Street, Suite 100, Newton, Massachusetts 02458 on June 10, 2014, at 9:30 a.m., local time. The proxies also may be voted at any adjournments or postponements of the meeting.

The mailing address of the Company's principal executive offices is Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458. The Company is first furnishing the proxy materials to shareholders on or about April 28, 2014.

All properly executed written proxies, and all properly completed proxies submitted by telephone or Internet, that are delivered pursuant to this solicitation will be voted at the annual meeting in accordance with the directions given in the proxy, unless the proxy is revoked prior to completion of voting at the meeting.

Only owners of record of common shares of beneficial interest of the Company ("Common Shares") as of the close of business on March 10, 2014, the record date, are entitled to notice of, and to vote at, the meeting or at any adjournments or postponements of the meeting. Each owner of record of Common Shares on the record date is entitled to one vote for each Common Share held. On March 10, 2014, there were 149,627,796 Common Shares issued and outstanding. The Company's Common Shares are listed on the New York Stock Exchange (the "NYSE").

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON TUESDAY, JUNE 10, 2014.

The Notice of Annual Meeting, Proxy Statement and Annual Report to shareholders for the year ended December 31, 2013, are available at www.proxyvote.com.

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QUESTIONS AND ANSWERS

Proxy Materials and Voting Information

1. What is included in the proxy materials? What is a proxy statement and what is a proxy?

The proxy materials for the 2014 Annual Meeting of Shareholders include the Notice of Annual Meeting, this proxy statement and the Company's Annual Report to shareholders for the year ended December 31, 2013 (the "Annual Report"). If you received a paper copy of these materials, the proxy materials also include a proxy card or voting instruction form.

A proxy statement is a document that the Securities and Exchange Commission ("SEC") regulations require the Company to give you when it asks you to sign a proxy designating individuals to vote on your behalf. A proxy is your legal designation of another person to vote the shares you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document also is called a proxy or a proxy card. The Company has designated the following three persons as proxies for the 2014 Annual Meeting of Shareholders: John G. Murray, President and Chief Operating Officer; Jennifer B. Clark, Secretary; and Adam D. Portnoy, Managing Trustee.

2. What is the difference between holding shares as a shareholder of record and as a beneficial owner?

If your shares are registered directly in your name with the Company's registrar and transfer agent, Wells Fargo Shareowner Services, you are considered a shareholder of record with respect to those shares. If your shares are held in a brokerage account or bank, broker or other nominee, you are considered the "beneficial owner" of those shares.

3. What shares are included on the proxy card?

If you are a shareholder of record, you should receive only one notice or proxy card for all the Common Shares you hold in certificate form and in book-entry form.

If you are a beneficial owner, you will receive voting instruction information from the bank, broker or other nominee through which you own your Common Shares. If you hold some shares of record and some shares beneficially, you may receive separate proxies for the shares you own each way.

4. What different methods can I use to vote?

By Written Proxy. All shareholders of record can vote by written proxy card. If you are a shareholder of record and receive a notice regarding the availability of proxy materials, you may request a written proxy card by following the instructions included in the notice. If you are a beneficial owner, you may request a written proxy card or a vote instruction form from your bank, broker or other nominee. Proxies submitted by mail must be received by 11:59 p.m. Eastern Time on Monday, June 9, 2014.

By Telephone or Internet. All shareholders of record also can vote by touchtone telephone using the toll-free telephone number on the notice or proxy card, or through the Internet, using the procedures and instructions described in the notice or proxy card. Beneficial owners may vote by telephone or Internet if their bank, broker or other nominee makes those methods available, in which case the bank, broker or

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nominee will include the instructions with the proxy voting materials. The telephone and Internet voting procedures are designed to authenticate shareholders' identities, to allow shareholders to vote their shares and to confirm that their instructions have been recorded properly. Proxies submitted by telephone or through the Internet must be received by 11:59 p.m. Eastern Time on Monday, June 9, 2014.

In Person. All shareholders of record may vote in person at the meeting. Beneficial owners may vote in person at the meeting if they have a legal proxy, as described in the response to question 17.

If you have any questions or need assistance in voting your shares, please call the firm assisting the Company in the solicitation of proxies:

Morrow & Co., LLC
470 West Avenue
Stamford, Connecticut 06902
Shareholders Call Toll Free: (855) 292-8186
Banks and Brokers Call Collect: (203) 658-9400

5. What are my voting choices for each of the proposals to be voted on at the 2014 Annual Meeting of Shareholders and what are the voting standards?

Proposal	Voting Choices and Board Recommendation	Voting Standard

Item 1: Election of Trustees	• vote in favor of all Trustee nominees;
• vote against all Trustee nominees;
• vote in favor of one Trustee nominee and vote against the other Trustee nominee;
• vote in favor or against one Trustee nominee and withhold your vote for the other Trustee nominee; or
• withhold your vote for both Trustee nominees.
	The Board recommends a vote FOR both Trustee nominees.	Majority of votes cast
Item 2: Approval of Amendment to the Company's Declaration of Trust to Permit the Annual Election of All Trustees
• vote in favor of the proposal;
• vote against the proposal; or
• abstain from voting on the proposal.
	The Board recommends a vote FOR the approval of the amendment to the Declaration of Trust to permit the annual election of all Trustees.	Two-thirds of all votes entitled to be cast
Item 3: Advisory Vote to Approve Executive Compensation*
• vote in favor of the advisory proposal;
• vote against the advisory proposal; or
• abstain from voting on the advisory proposal.
	The Board recommends a vote FOR the advisory vote to approve executive compensation.	Majority of votes cast
Item 4: Ratification of the Appointment of Ernst & Young LLP as Independent Auditors**	• vote in favor of the ratification; • vote against the ratification; or • abstain from voting on the ratification. The Board recommends a vote FOR the ratification.	Majority of votes cast
Item 5: Shareholder Proposal*	• vote in favor of the proposal; • vote against the proposal; or • abstain from voting on the proposal. The Board makes NO RECOMMENDATION on the shareholder proposal.	Majority of votes cast

*
As an advisory vote, the shareholder proposal is a nonbinding advisory vote and, if approved, would serve only as a recommendation to the Board. Likewise, the proposal to approve executive compensation is not binding upon the Company. However, the Compensation Committee, which is responsible for designing and administering the Company's executive compensation program, and the Board each value the opinions expressed by shareholders and will consider the outcome of these votes when making future decisions.

**
The Audit Committee, composed 100% of Independent Trustees, appoints the Company's independent auditors. This vote will ratify prior action by the Audit Committee and will not be binding upon the Audit Committee. However, the Audit Committee values the opinions of the Company's shareholders and may reconsider its prior appointment of the independent auditors or consider the results of this vote when it determines to appoint the Company's independent auditors in the future.

 HOSPITALITY PROPERTIES TRUST     2014 Proxy Statement    9

6. What if I am a shareholder of record and do not specify a choice for a matter when returning a proxy?

Shareholders should specify their choice for each matter on the proxy card. If no specific instructions are given, proxies which are signed and returned will be voted:

•
FOR the election of both Trustee nominees as set forth in this proxy statement;

•
FOR the amendment to the Company's Declaration of Trust to permit the annual election of all Trustees;

•
FOR the advisory vote to approve executive compensation;

•
FOR the proposal to ratify the appointment of Ernst & Young LLP as independent auditors; and

•
ABSTAIN with respect to the shareholder proposal, if properly presented.

7. What if I am a beneficial owner and do not give voting instructions to my broker?

As a beneficial owner, in order to ensure your shares are voted in the way you would like, you must provide voting instructions to your bank, broker or other nominee by the deadline provided in the materials you receive from your bank, broker or other nominee. If you do not provide voting instructions to your bank, broker or other nominee, whether your shares can be voted by such person depends on the type of item being considered for vote.

Non-Discretionary Items. The election of Trustees, the amendment to the Company's Declaration of Trust to permit the annual election of all Trustees, the advisory vote to approve executive compensation and the shareholder proposal are non-discretionary items and may not be voted by brokers, banks or other nominees who have not received specific voting instructions from beneficial owners.

Discretionary Items. The ratification of the appointment of Ernst & Young LLP as independent auditors is a discretionary item. Generally, banks, brokers and other nominees that do not receive voting instructions from beneficial owners may vote on this proposal in their discretion.

8. What is a quorum? How are abstentions and broker non-votes counted?

A quorum of shareholders is required for shareholders to take action at the annual meeting. The presence, in person or by proxy, of shareholders entitled to cast a majority of all the votes entitled to be cast at the annual meeting shall constitute a quorum.

Abstentions and broker non-votes are included in determining whether a quorum is present, but will not be included in vote totals. Abstentions and broker non-votes will have the effect of a vote against Item 2 and will have no effect on the outcome of Items 1, 3, 4 and 5. A proxy marked "WITHHOLD" will have the same effect as an abstention.

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9. What can I do if I change my mind after I vote my shares?

Shareholders can revoke a proxy prior to the completion of voting at the meeting by:

•
giving written notice to the Secretary of the Company at Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458;

•
delivering a later-dated proxy; or

•
voting in person at the meeting (if you are a beneficial owner, see the response to question 17).

10. Can I access the proxy materials on the Internet? How can I sign up for the electronic proxy delivery service?

The Notice of Annual Meeting, this proxy statement and the Annual Report are available at www.proxyvote.com. You may access these proxy materials on the Internet through the conclusion of the annual meeting.

Instead of receiving future copies of the Company's notices of annual meetings, proxy statements and annual reports to shareholders by mail, shareholders of record and most beneficial owners can elect to receive these materials electronically. Opting to receive your proxy materials online will save the Company the cost of producing and mailing documents, and also will give you an electronic link to the proxy voting site. The notice regarding the availability of proxy materials you received instructs you as to how you may request an e-mail copy of the proxy materials.

11. Who counts the votes?

The Company will retain an independent tabulator to receive and tabulate the proxies and an independent inspector of election to certify the results.

12. When will the Company announce the voting results?

The Company will report the final results in a press release, which will be available on the Company's website, and in a Current Report on Form 8-K filed with the SEC following the completion of the 2014 Annual Meeting of Shareholders.

13. Does the Company have a policy about Trustees' attendance at the Annual Meeting of Shareholders?

Pursuant to the Company's Governance Guidelines, the Company expects each Trustee to attend the Company's Annual Meeting of Shareholders. All of the Trustees attended the 2013 Annual Meeting of Shareholders. You may view the Governance Guidelines at the Company's website, www.hptreit.com.

14. How are proxies solicited and what is the cost?

The Company bears all expenses incurred in connection with the solicitation of proxies. The Company has engaged Morrow & Co., LLC ("Morrow") to assist with the solicitation of proxies for an estimated fee of $20,000 plus reimbursement of expenses. The Company has agreed to indemnify Morrow against certain liabilities arising out of the Company's agreement with Morrow. The Company will also request banks, brokers and other nominees to forward proxy materials to the beneficial owners of Common Shares and to obtain their voting instructions. The Company will reimburse those firms for their expenses.

Proxies may also be solicited, without additional compensation, by the Company's Trustees and officers, and by RMR and its directors, officers and employees, by mail, telephone or other electronic means or in person.

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15. What is householding?

As permitted by the Securities Exchange Act of 1934, as amended (the "Exchange Act"), only one copy of the Notice of Annual Meeting, this proxy statement and the Annual Report is being delivered to shareholders residing at the same address, unless the shareholders have notified the Company of their desire to receive multiple copies of those documents. This practice is known as "householding."

The Company will promptly deliver a separate copy of any of those documents to you if you write to the Company at Investor Relations, Hospitality Properties Trust, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458, or call the Company at (617) 796-8232. If you want to receive separate copies of the Company's notices of annual meetings, proxy statements and annual reports to shareholders in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other record holder, or you may contact the Company at the above address or telephone number.

Annual Meeting Information

16. How do I attend the 2014 Annual Meeting of Shareholders in person?

IMPORTANT NOTE: If you plan to attend the annual meeting, you must follow these instructions to gain admission.

All attendees will need to bring photo identification to gain admission. Please note that cameras or audio or video recorders are not permitted at the meeting. Any cell phones, pagers or similar electronic devices that you have with you must be shut off for the duration of the meeting.

Attendance at the meeting is limited to the Company's Trustees and officers, shareholders of the Company as of the record date (March 10, 2014) or their duly authorized representatives or proxies, and persons permitted by the Chairman of the meeting.

•
Beneficial owners: If you are a shareholder who holds shares indirectly through a brokerage firm, bank, nominee or other institution, you may be required to present evidence of your beneficial ownership of shares. For this purpose, a letter or account statement from the applicable brokerage firm, bank, nominee or other institution confirming such ownership will be acceptable. Please note that you will not be able to vote your shares at the meeting without a legal proxy, as described in the response to question 17.

•
Authorized named representatives: If you are a shareholder as of the record date and intend to appoint an authorized named representative to attend the meeting on your behalf, including if you are a corporation, partnership, limited liability company or other entity, you must notify the Company of your intent by regular mail to the Company's Secretary, by e-mail to secretary@hptreit.com or by fax to (617) 969-5730. Requests for authorized named representatives to attend the meeting must be received no later than Wednesday, June 4, 2014.

Please include the following information when submitting your request:

(1)
Your name and complete mailing address;

(2)
Proof that you owned shares of the Company as of March 10, 2014 (such as a copy of the portion of your voting instruction form showing your name and address, a bank or brokerage firm account statement or a letter from the bank, broker or other nominee holding your shares); and

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    (3)
    A signed authorization appointing such individual to be your authorized named representative at the meeting, which includes the name, address, telephone number and e-mail address of the authorized named representative.

  Upon receipt of proper documentation, you and your named representative will receive confirmation that your named representative has been authorized to attend the meeting. To gain admission to the meeting, the photo ID presented must match the documentation provided in item (3) above. The Company reserves the right to limit the number of representatives who may attend the meeting.

If you have questions regarding these admission procedures, please call Investor Relations at (617) 796-8232.

17. How can I vote at the meeting if I am a beneficial owner?

If you are a beneficial owner and want to vote your shares at the Annual Meeting of Shareholders, you will need to ask your bank, broker or other nominee to furnish you with a legal proxy. You will also need to follow the procedures described in the response to question 16 and then bring the legal proxy with you to the meeting and hand it in with a signed ballot that will be provided to you at the meeting. You will not be able to vote your shares at the meeting without a legal proxy. If you do not have a legal proxy, you can still attend the meeting by following the procedures described in the response to question 16. However, you will not be able to vote your shares at the meeting. Accordingly, the Company encourages you to vote your shares in advance, even if you intend to attend the meeting.

Please note that if you request a legal proxy, any previously executed proxy will be revoked, and your vote will not be counted unless you appear at the meeting and vote in person or legally appoint another proxy to vote on your behalf.

Company Documents, Communications and Shareholder Proposals

18. How can I view or request copies of the Company's documents and SEC filings?

The Company's website contains the Company's Governance Guidelines, Board Committee Charters, the Code of Business Conduct and Ethics and the Company's SEC filings. To view these documents, go to www.hptreit.com, click on "Investors" and click on "Governance." To view the Company's SEC filings and Forms 3, 4 and 5 filed by the Company's Trustees and executive officers, go to www.hptreit.com, click on "Investors," click on "Financial Information" and click on "SEC Filings."

The Company will promptly deliver free of charge, upon request, a copy of the Governance Guidelines, the Board Committee Charters or the Code of Business Conduct and Ethics to any shareholder requesting a copy. Requests should be directed to the Company's Secretary at Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.

The Company will promptly deliver free of charge, upon request, a copy of the Annual Report to any shareholder requesting a copy. Requests should be directed to the Company's Investor Relations Department at Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.

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19. How can I communicate with the Company's Trustees?

Any shareholder or other interested person who desires to communicate with the Company's Independent Trustees or any Trustees, individually or as a group, may do so by filling out a report at the Company's website, www.hptreit.com, by calling the Company's toll-free confidential message system at (866) 511-5038 or by writing to the party for whom the communication is intended, c/o Director of Internal Audit, Hospitality Properties Trust, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458. The Company's Director of Internal Audit will then deliver any communication to the appropriate party or parties.

20. How do I submit a proposal for action at the 2015 Annual Meeting of Shareholders?

A proposal for action to be presented by any shareholder at the Company's 2015 Annual Meeting of Shareholders will be acted upon only:

•
if the proposal is to be included in the proxy statement pursuant to Rule 14a-8 under the Exchange Act, the proposal is received at the Company's principal executive offices by December 29, 2014; or

•
if the proposal is not to be included in the proxy statement, the proposal must be made in accordance with the procedures and requirements set forth in the Company's Bylaws and must be received by the Company by December 29, 2014 and not earlier than November 29, 2014.

Proposals should be sent to the Company's Secretary at Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.

For additional information regarding how to submit a shareholder proposal, see page 33 of this proxy statement.

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ELECTION OF TRUSTEES (ITEM 1)

The Board is elected by the shareholders to oversee the Company's business. The Board serves as the ultimate decision making body of the Company, except for those matters reserved to or shared with the shareholders. The Board selects and oversees the Company's officers, who are charged by the Board with conducting the day to day business of the Company.

Election Process

The Company's Declaration of Trust provides that the number of Trustees shall be determined by the Board. Currently, the number of the Company's Trustees is fixed at five. The Company's Declaration of Trust also currently provides that the Board shall be divided into three groups; however, the Board has approved an amendment to the Company's Declaration of Trust to permit the annual election of all the Trustees beginning with the 2015 Annual Meeting of Shareholders. If this amendment is approved by shareholders, beginning with the 2015 Annual Meeting of Shareholders, the Trustees whose terms expire at an annual meeting will stand for election at the meeting for one-year terms and all Trustees will stand for election at the 2017 annual meeting, and thereafter, for one-year terms. For more information on this amendment, see "Approval of Amendment to the Declaration of Trust to Permit the Annual Election of All Trustees" (Item 2) on page 55.

A majority of votes cast is required to elect a Trustee at the 2014 Annual Meeting of Shareholders.

Trustee Nominations

The Nominating and Governance Committee is responsible for identifying and evaluating nominees for Trustee and for recommending to the Board nominees for election at each Annual Meeting of Shareholders. Nominees may be suggested to the Nominating and Governance Committee by Trustees, the Company's officers, shareholders or, in some cases, by a third party firm engaged for the purpose of identifying qualified nominees.

Shareholder Recommendations for Nominees. Shareholders who would like the Nominating and Governance Committee to consider their recommendations for nominees for the position of Trustee should submit their recommendations in writing by mail to the Chair of the Nominating and Governance Committee and the Company's Secretary at Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458, or by e-mail at secretary@hptreit.com. A shareholder's recommendation should contain or be accompanied by the information and documents required by the Company's Bylaws and other information that the recommending shareholder believes to be relevant or helpful to the Nominating and Governance Committee's deliberations. The Nominating and Governance Committee may request additional information about the shareholder recommended nominee or about the shareholder recommending the nominee. Recommendations by shareholders that are made in accordance with these procedures will be considered by the Nominating and Governance Committee in its discretion using the same criteria as other candidates considered by it.

Shareholder Nominations for Trustee. The Company's Bylaws also provide that shareholders of the Company may nominate a person for election to the Board. For more information on how shareholders can nominate Trustees for election to the Board, see "Shareholder Nominations and Other Proposals" on page 33.

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Trustee Qualifications

Trustees are responsible for overseeing the Company's business. This significant responsibility requires highly-skilled individuals with various qualities, attributes and professional experience. The Board believes that there are general requirements that are applicable to all Trustees, qualifications applicable to Independent Trustees and Managing Trustees and other skills and experience that should be represented on the Board as a whole, but not necessarily by each Trustee. The Board consists of Independent Trustees and Managing Trustees. Independent Trustees are not employees or affiliates (as such term is defined in the Company's Declaration of Trust) of RMR, are not officers of the Company, are not involved in the Company's day to day activities and are persons who qualify as independent under the applicable rules of the NYSE and the SEC. Managing Trustees have been employees of RMR or involved in the Company's day to day activities for at least one year prior to their election. The Board and the Nominating and Governance Committee consider the qualifications of Trustees and Trustee candidates individually and in the broader context of the Board's overall composition and the Company's current and future needs.

Qualifications for All Trustees

In its assessment of each potential candidate, including those recommended by shareholders, the Nominating and Governance Committee considers the potential nominee's integrity, experience, achievements, judgment, intelligence, competence, personal character, likelihood that a candidate will be able to serve on the Board for an extended period and other matters that the Nominating and Governance Committee deems appropriate. The Nominating and Governance Committee also takes into account the ability of a potential nominee to devote the time and effort necessary to fulfill his or her responsibilities to the Company.

The Board and Nominating and Governance Committee require that each Trustee be a recognized person of high integrity with a proven record of success in his or her field. Each Trustee must demonstrate the ability to make independent analytical inquiries, familiarity with and respect for corporate governance requirements and practices and a commitment to serving the Company's long-term best interests. In addition, the Nominating and Governance Committee may conduct interviews of potential Trustee candidates to assess intangible qualities, including the individual's ability to ask difficult questions and, simultaneously, to work collegially. The Board does not have a specific diversity policy in connection with the selection of nominees for Trustee, but due consideration is given to the Board's overall balance of diversity, including professional background, experience, perspective, gender and ethnicity.

In addition, the Company's Bylaws require that candidates submit detailed personal and financial information required in connection with the Company's regulation by state gaming authorities.

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Specific Qualifications, Attributes, Skills and Experience to be Represented on the Board

The Board has identified particular qualifications, attributes, skills and experience that are important to be represented on the Board as a whole, in light of the Company's long-term interests. The following table summarizes certain key characteristics of the Company's business and the associated qualifications, attributes, skills and experience that the Board believes should be represented on the Board.

Business Characteristics	Qualifications, Attributes, Skills and Experience

The Company's business involves complex financial and real estate transactions.

•

High level of financial literacy

•

Knowledge of commercial real estate industry and REITs

•

Familiarity with hospitality and entertainment businesses and management contract and franchise agreement trends

•

Familiarity with travel center, quick serve restaurant and truck repair businesses, and related leasing trends

•

Management/leadership experience

•

Knowledge of the Company's historical business activities

•

Familiarity with the public capital markets

•

Work experience

The Board must constantly evaluate the Company's strategic direction in light of current real estate trends and trends in the hotel and travel center industries.

•

Experience at a strategic or policymaking level in a business, government, non-profit or academic organization of high standing

•

Commitment to serve on the Board over a period of years in order to develop knowledge about the Company's operations

•

Understanding of the impact of financial market trends on the real estate industry

The Board meets frequently and, at times, on short notice to consider time-sensitive issues.	• Sufficient time and availability to devote to Board and committee matters • Practical wisdom and mature judgment • Flexibility

The Board's responsibilities include understanding and overseeing the various risks facing the Company and ensuring that appropriate policies and procedures are in place to effectively manage risk.	• Risk oversight/management expertise • Service on other public company boards and committees • Operating business experience

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2014 Nominees for Trustee

The following table sets forth the names of the Trustee nominees and those Trustees who will continue to serve after the 2014 Annual Meeting of Shareholders, as well as certain other information about the Trustees:

Name	Position	Group	Current Term Expires

John L. Harrington*	Independent Trustee	I	2014
Barry M. Portnoy*	Managing Trustee	I	2014
Bruce M. Gans, M.D.	Independent Trustee	II	2015
Adam D. Portnoy	Managing Trustee	II	2015
William A. Lamkin	Independent Trustee	III	2016

* 2014 Trustee nominee

Upon the recommendation of the Nominating and Governance Committee, the Board has nominated Mr. John L. Harrington for election as the Independent Trustee in Group I and Mr. Barry M. Portnoy for election as the Managing Trustee in Group I. Each of the Trustee nominees currently serves on the Board. If elected, each nominee would hold office until the Company's 2017 Annual Meeting of Shareholders.

The Board has no reason to believe that either Mr. Harrington or Mr. Portnoy will be unable or unwilling to serve if elected. However, if either nominee should become unable or unwilling to serve, proxies may be voted for the election of a substitute nominee designated by the Board.

The Board believes that the combination of the various qualifications, attributes, skills and experiences of the Trustee nominees would contribute to an effective Board serving the Company's long-term best interests. The Board and the Nominating and Governance Committee believe that the Trustee nominees possess the necessary qualifications to provide effective oversight of the business and quality advice and counsel to the Company's management.

Included in each Trustee's and Trustee nominee's biography below is an assessment of the specific qualifications, attributes, skills and experience of such Trustee or Trustee nominee based on the qualifications described above.

Each Trustee nominee will be elected if he receives a majority of the votes cast.

The Board of Trustees recommends a vote FOR the election of both Trustee nominees.

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Trustees and Executive Officers

The following are the ages and recent principal occupations, as of April 25, 2014, of the Company's Trustees, including the Trustee nominees, and executive officers. The business address of the Trustees, Trustee nominees and executive officers is c/o Hospitality Properties Trust, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458. Included in each Trustee's biography below is an assessment of such Trustee based on the qualifications, attributes, skills and experience the Board has determined are important to be represented on the Board. For a general discussion of the particular Trustee qualifications, attributes, skills and experience, and the process for selecting and nominating individuals for election to serve as a Trustee, please see "Election of Trustees" on page 15.

Trustee Nominees

John L. Harrington

Independent Trustee since 1995

Class/Term: Group I with a term expiring at the 2014 Annual Meeting of Shareholders. If elected at the meeting, his term will expire at the 2017 Annual Meeting of Shareholders.

Age: 77

Board Committees: Audit; Compensation (Chair); Nominating and Governance

Other Public Company Boards: Senior Housing Properties Trust (since 1999); RMR Real Estate Income Fund (and its predecessor funds) (since 2002); Government Properties Income Trust (since 2009)

Mr. Harrington has been Chairman of the Board of the Yawkey Foundation (a charitable foundation) since 2007 and prior to that from 2002 to 2003. He served as one of the trustees of the Yawkey Foundation since 1982 and as Executive Director from 1982 to 2006. He was also a Trustee of the JRY Trust from 1982 through 2009. Mr. Harrington was Chief Executive Officer and General Partner of the Boston Red Sox Baseball Club from 1986 to 2002 and served as that organization's Vice President and Chief Financial Officer prior to that time. He was President of Boston Trust Management Corp. from 1981 to 2006 and a principal of Bingham McCutchen Sports Consulting LLC from 2007 to 2008. Mr. Harrington represented the Boston Red Sox majority interest in co-founding The New England Sports Network, or NESN, managing NESN from 1981 to 2002. Mr. Harrington served as a Director of Fleet Bank from 1995 to 1999 and of Shawmut Bank of Boston from 1986 to 1995, a Member of the Major League Baseball Executive Council from 1998 to 2001, Assistant Secretary of Administration and Finance for the Commonwealth of Massachusetts in 1980, Treasurer of the American League of Professional Baseball Clubs from 1970 to 1972, Assistant Professor and Director of Admissions, Carroll Graduate School of Management at Boston College from 1967 through 1970 and as Supervisory Auditor for the U.S. General Accounting Office from 1961 through 1966. He was an Independent Trustee of RMR Funds Series Trust from shortly after its formation in 2007 until its dissolution in 2009 (RMR Real Estate Income Fund, its predecessor funds and RMR Funds Series Trust are collectively referred to herein as the "RMR Funds"). Mr. Harrington has held many civic leadership positions and received numerous leadership awards and honorary doctorate degrees. Mr. Harrington holds a Massachusetts license as a certified public accountant.

Specific Qualifications, Attributes, Skills and Experience:

•

demonstrated leadership capability;

•

work on public company boards and board committees and in key management roles in various enterprises;

•

service on the boards of several private and charitable organizations;

•

professional skills and expertise in accounting, finance and risk management and experience as a chief financial officer;

•

service with government and experience in public policy matters;

•

institutional knowledge gained through service on the Board for nineteen years; and

•

qualifying as an Independent Trustee in accordance with the requirements of the NYSE and the SEC, and the Company's Declaration of Trust and Bylaws.

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Barry M. Portnoy

Managing Trustee since 1995

Class/Term: Group I with a term expiring at the 2014 Annual Meeting of Shareholders. If elected at the meeting, his term will expire at the 2017 Annual Meeting of Shareholders.

Age: 68

Other Public Company Boards: Senior Housing Properties Trust (since 1999); Five Star Quality Care, Inc. (since 2001); RMR Real Estate Income Fund (and its predecessor funds) (since 2002); TravelCenters of America LLC (since 2006); Government Properties Income Trust (since 2009); Select Income REIT (since 2011); CommonWealth REIT (1986-2014)

Mr. Portnoy is an owner of RMR and of RMR Advisors, Inc. ("RMR Advisors"), an SEC registered investment advisor. Mr. Portnoy has been an owner and a Director of RMR (and its predecessor) since its founding in 1986, a full time employee of RMR since 1997, the Chairman of RMR since 1998 and a Director and Vice President of RMR Advisors since 2002. Mr. Portnoy was an Interested Trustee of RMR Funds Series Trust from shortly after its formation in 2007 until its dissolution in 2009. Mr. Portnoy practiced law for many years as a partner in, and chairman of, a law firm until 1997. Mr. Barry Portnoy is the father of Mr. Adam Portnoy, the Company's other Managing Trustee, and the father-in-law of Mr. Ethan Bornstein, the Company's Senior Vice President.

In evaluating Mr. Portnoy's renomination to the Board, the Nominating and Governance Committee considered Mr. Portnoy's service on six other public company boards. Because Mr. Portnoy is Chairman of RMR and, therefore, engaged full time in the business of the companies that RMR manages and because Mr. Portnoy is a tireless executive who is always available, the Nominating and Governance Committee determined that Mr. Portnoy had adequate time and attention to meet the time commitments required to be an effective Trustee and determined that Mr. Portnoy's ability to serve to the full extent required by today's demanding governance environment was not compromised. Accordingly, the Nominating and Governance Committee determined that "overboarding" was not problematic with respect to Mr. Portnoy.

Specific Qualifications, Attributes, Skills and Experience:

•

demonstrated leadership capability;

•

extensive experience in and knowledge of the commercial real estate industry and REITs;

•

leadership position with RMR;

•

extensive public company director service;

•

professional skills and expertise in, among other things, legal and regulatory matters;

•

institutional knowledge gained through prior service on the Board and in key leadership positions with the Company's manager; and

•

qualifying as a Managing Trustee in accordance with the requirements of the Company's Bylaws.

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Trustees

Bruce M. Gans, M.D.

Independent Trustee since 2009

Class/Term: Group II with a term expiring at the 2015 Annual Meeting of Shareholders

Age: 67

Board Committees: Audit; Compensation; Nominating and Governance (Chair)

Other Public Company Boards: Five Star Quality Care, Inc. (since 2001)

Dr. Gans has been Executive Vice President and Chief Medical Officer at the Kessler Institute for Rehabilitation since 2001. He is also a Professor of Physical Medicine and Rehabilitation at Rutgers University—New Jersey Medical School. Previously, Dr. Gans served as President and Chief Executive Officer of the Rehabilitation Institute of Michigan. In Dr. Gans's extensive academic career, he has served as professor of physical medicine and rehabilitation at a number of universities, in addition to his current position at Rutgers University—New Jersey Medical School. Dr. Gans is editor of a standard medical textbook on physical medicine and rehabilitation, which is now in its fifth edition, and he has written or co-authored more than forty articles in peer-reviewed publications and twenty-eight abstracts and has served on editorial boards for many medical journals, including serving currently as Associate Editor of the American Journal of Physical Medicine and Rehabilitation. Dr. Gans has also served as President of the American Academy of Physical Medicine and Rehabilitation, a medical society with more than 7,500 members, and as a leader in numerous other professional organizations.

Specific Qualifications, Attributes, Skills and Experience:

•

demonstrated leadership capability, including through his service in many professional, academic and civic leadership positions;

•

business experience as the chief executive of a large medical organization;

•

work on public company boards and board committees;

•

institutional knowledge gained through service on the Board for five years; and

•

qualifying as an Independent Trustee in accordance with the requirements of the NYSE and the SEC, and the Company's Declaration of Trust and Bylaws.

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William A. Lamkin

Independent Trustee since 2007

Class/Term: Group III with a term expiring at the 2016 Annual Meeting of Shareholders

Age: 54

Board Committees: Audit (Chair); Compensation; Nominating and Governance

Other Public Company Boards: Select Income REIT (since 2012); CommonWealth REIT (2006-2014)

Mr. Lamkin has been a partner in Ackrell Capital LLC, a San Francisco based investment bank, since 2003. Previously, he was employed as a financial consultant and as an investment banker, including as a Senior Vice President in the investment banking division of ABN AMRO, Incorporated. Prior to working as a financial consultant and as an investment banker, Mr. Lamkin was a practicing attorney.

Mr. Lamkin was not reelected to the Board by shareholders at the Company's 2013 Annual Meeting of Shareholders. The Board believed that the insufficient vote for Mr. Lamkin was not directed at any personal failings of Mr. Lamkin, but rather the result of a policy position taken by the Board in opposition to the shareholder proposal by the California Public Employees' Retirement System to declassify the Board. In these circumstances and in order to remain compliant with the NYSE listing requirements that mandate the Board be comprised of three independent trustees at all times, the Board determined it to be in shareholders' best interests to reappoint Mr. Lamkin to the Board and Mr. Lamkin accepted such reappointment. Subsequently, the Board announced that it planned to implement several governance enhancements to address shareholder concerns, including a recommendation that the Company's shareholders at the 2014 Annual Meeting of Shareholders approve a proposal to declassify the Board and permit the annual election of Trustees. The Board has also revised the terms of its business management agreement with RMR to further align the interests of the Company's shareholders and RMR and terminated the Company's shareholders' rights plan, commonly known as a "poison pill."

Specific Qualifications, Attributes, Skills and Experience:

•

experience in and knowledge of the commercial real estate and investment banking industries;

•

work on public company boards and board committees;

•

demonstrated management ability;

•

experience in capital raising and strategic business transactions;

•

professional training, skills and expertise in, among other things, legal and finance matters;

•

institutional knowledge gained through service on the Board for seven years; and

•

qualifying as an Independent Trustee in accordance with the requirements of the NYSE and the SEC, and the Company's Declaration of Trust and Bylaws.

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Adam D. Portnoy

Managing Trustee since 2007

Class/Term: Group II with a term expiring at the 2015 Annual Meeting of Shareholders

Age: 43

Other Public Company Boards: Senior Housing Properties Trust (since 2007); Government Properties Income Trust (since 2009); RMR Real Estate Income Fund (and its predecessor funds) (since 2009); Select Income REIT (since 2011); CommonWealth REIT (2006-2014)

Mr. Portnoy has been an executive officer of RMR since 2003 and currently is the President, Chief Executive Officer and a Director of RMR. Additionally, Mr. Portnoy is an owner of RMR and of RMR Advisors. Mr. Portnoy has been President and Director of RMR Advisors since 2007 and was a Vice President prior to that time since 2003. Mr. Portnoy has been President of CommonWealth REIT since 2011 and was an Executive Vice President of CommonWealth REIT from 2003 through 2006. He was President of Government Properties Income Trust from 2009 until 2011. He has also been President of the RMR Funds since 2007. Prior to becoming President in 2007, Mr. Portnoy served as Vice President of the RMR Funds beginning in 2004. Prior to 2004, Mr. Portnoy held various positions in the finance industry and public sector, including working as an investment banker at Donaldson, Lufkin & Jenrette, working in private equity at the International Finance Corporation (a member of The World Bank Group) and DLJ Merchant Banking Partners, and serving as Chief Executive Officer of a telecommunications company. Mr. Portnoy is also currently a member of the Board of Trustees of Occidental College and serves as the Honorary Consul General of the Republic of Bulgaria to Massachusetts. Mr. Adam Portnoy is the son of Mr. Barry Portnoy, the Company's other Managing Trustee, and the brother-in-law of Mr. Ethan Bornstein, the Company's Senior Vice President.

Specific Qualifications, Attributes, Skills and Experience:

•

extensive experience in and knowledge of the commercial real estate industry and REITs;

•

leadership position with RMR;

•

public company director service;

•

demonstrated management ability;

•

experience in investment banking and private equity;

•

government organization service;

•

institutional knowledge gained through service on the Board for seven years and in key leadership positions with the Company's manager for over ten years; and

•

qualifying as a Managing Trustee in accordance with the requirements of the Company's Bylaws.

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Executive Officers

John G. Murray

President and Chief Operating Officer since 1996

Assistant Secretary since 2008

Age: 53

Mr. Murray has served in various capacities with RMR and its affiliates for over twenty years, including as an Executive Vice President of RMR (and its predecessors) since 1993. Mr. Murray is a member of the 2014 board of directors of the American Hotel & Lodging Association ("AH&LA"), representing the owners' segment of the AH&LA. Mr. Murray was also the Company's Secretary from 1996 to 2008.

Mark L. Kleifges

Treasurer and Chief Financial Officer since 2002

Age: 53

Mr. Kleifges has been an Executive Vice President of RMR since 2008 and has served in various capacities with RMR and its affiliates for over ten years. Mr. Kleifges was a Vice President of RMR Advisors from 2003 to 2004 and since 2004 has been its Treasurer. He has also served as Treasurer of the RMR Funds since their respective formations beginning in 2002, until, with respect to a particular fund, its merger out of existence or dissolution, and is currently serving as Treasurer of RMR Real Estate Income Fund. Mr. Kleifges is a certified public accountant and was previously a partner at Arthur Andersen LLP. Mr. Kleifges has also been Treasurer and Chief Financial Officer of Government Properties Income Trust since 2011.

Ethan S. Bornstein

Senior Vice President since 2008

Age: 40

Before assuming his current position, Mr. Bornstein was the Company's Vice President for over nine years. Mr. Bornstein has also served in various capacities with RMR and its affiliates for over twelve years, including as a Senior Vice President of RMR since 2008. Mr. Bornstein's wife is the daughter of Mr. Barry Portnoy and the sister of Mr. Adam Portnoy.

Except as noted with regard to Mr. Barry Portnoy, Mr. Adam Portnoy and Mr. Bornstein, there are no family relationships among any of the Company's Trustees or executive officers. The Company's executive officers serve at the discretion of the Board.

RMR is a privately owned company that provides management services to public and private companies, including the Company, CommonWealth REIT, Government Properties Income Trust, Select Income REIT, Senior Housing Properties Trust, Five Star Quality Care, Inc. and TravelCenters of America LLC. CommonWealth REIT is a publicly traded REIT that primarily owns office buildings. Government Properties Income Trust is a publicly traded REIT that primarily invests in properties that are majority leased to government tenants. Select Income REIT is a publicly traded REIT that primarily owns net leased, single tenant office and industrial properties and leased lands in Hawaii. Senior Housing Properties Trust is a publicly traded REIT that primarily owns senior living properties and medical office buildings. Five Star Quality Care, Inc. is a publicly traded real estate based operating company in the healthcare and senior living services business. TravelCenters of America LLC is a publicly traded real estate based operating company in the travel center and convenience store businesses. RMR Advisors, an affiliate of RMR, is an SEC registered investment adviser to the RMR Funds, which are or were investment companies registered under the Investment Company Act of 1940, as amended. The foregoing entities may be considered to be affiliates of the Company.

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TRUSTEE COMPENSATION

The Compensation Committee is responsible for reviewing and determining the Common Share grants awarded to Trustees and making recommendations to the Board regarding cash compensation paid to Trustees for Board, committee and committee chair services. Under the Compensation Committee Charter, the committee is authorized to engage consultants or advisors in connection with its review and analysis of Trustee compensation, though it did not engage any consultants or advisors in 2013 with respect to Trustee compensation. Managing Trustees do not receive cash compensation for their services as Trustees but do receive Common Share grants. The number of Common Shares granted to each Managing Trustee is the same as the number granted to each Independent Trustee.

All Trustees receive compensation in Common Shares to align the interests of Trustees with those of the Company's shareholders. In determining the amount and composition of each Trustee's compensation, the Compensation Committee takes various factors into consideration, including, but not limited to, the responsibilities of Trustees generally, as well as for service on committees and as committee chairs, and the forms of compensation paid to trustees or directors by comparable companies, including the compensation of trustees and directors of other companies managed by RMR. The Board reviews the Compensation Committee's recommendations regarding Trustee cash compensation and determines the amount of such compensation.

2013 Annual Compensation

After giving effect to the changes approved by the Board on May 15, 2013, each Independent Trustee receives an annual fee of $35,000 for services as a Trustee, plus a fee of $1,000 for each meeting attended (prior to such date the meeting fee was $750). Up to two $1,000 fees (or, if prior to May 15, 2013, two $750 fees) are paid if a Board meeting and one or more Board committee meetings are held on the same date. In addition, each Trustee received a grant of 2,000 Common Shares in 2013.

Each Independent Trustee who served as a committee chair of the Company's Audit, Compensation and Nominating and Governance Committees received an additional annual fee of $12,500, $7,500 and $7,500, respectively. Trustees are reimbursed for out of pocket costs they incur from attending continuing education programs and for travel expenses incurred in connection with their duties as Trustees.

The following table details the total compensation of the Company's Trustees for the year ended December 31, 2013.

Name	Fees Earned or Paid in Cash ($)**	Stock Awards ($)***	All Other Compensation ($)	Total ($)

Bruce M. Gans	$63,500	$61,380	$—	$124,880
John L. Harrington	68,500	61,380	—	129,880
William A. Lamkin	69,500	61,380	—	130,880
Barry M. Portnoy*	—	61,380	—	61,380
Adam D. Portnoy*	—	61,380	—	61,380

*
Managing Trustees do not receive cash compensation for their services as Trustees.

**
The amounts reported in the Fees Earned or Paid in Cash column reflect the cash fees earned by each Independent Trustee in 2013. In addition to the $35,000 annual cash fee, each of Messrs. Gans, Harrington and Lamkin earned an additional $7,500, $7,500 and $12,500, respectively, for service as a committee chair in 2013. Messrs. Gans, Harrington and Lamkin earned an additional $21,000, $26,000 and $22,000, respectively, in fees for meetings attended in 2013.

***
Equals the number of shares multiplied by the closing price of the Common Shares on the grant date. This is also the compensation cost for the award recognized by the Company for financial reporting purposes pursuant to ASC 718. No assumptions are used in this calculation. All share grants to Trustees vest at the time of grant.

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CORPORATE GOVERNANCE

The Company is committed to good corporate governance, which promotes the long-term interests of shareholders, strengthens Board and management accountability and helps build public trust in the Company. The Board has established Governance Guidelines which provide a framework for the effective governance of the Company. The guidelines address matters such as general qualification standards for the Board, Trustee responsibilities, Board meetings and committees, Trustee compensation, evaluation of management and management succession. The Board regularly reviews developments in corporate governance and updates the Company's Governance Guidelines and other governance materials as it deems necessary and appropriate.

The governance section of the Company's website makes available the Company's corporate governance materials, including the Governance Guidelines, the charter for each Board committee, the Company's Code of Business Conduct and Ethics and information about how to report matters directly to management, the Board or the Audit Committee. To access these documents on the Company's website, www.hptreit.com, click on "Investors" and then "Governance." In addition, instructions on how to obtain copies of the Company's corporate governance materials are included in the response to question 18 in the "Questions and Answers" section on page 13.

Board Leadership Structure

The Board is comprised of both Independent Trustees and Managing Trustees, with a majority being Independent Trustees. Importantly, all Trustees play an active role in overseeing the Company's business both at the Board and committee levels. As set forth in the Company's Governance Guidelines, the core responsibility of the Trustees is to exercise sound, informed and independent business judgment in overseeing and controlling the Company and its strategic direction. The Trustees are skilled and experienced leaders and currently serve or have served as members of senior management in public, private for-profit and nonprofit organizations and law firms, and have also served as government officials and in academia. The Trustees have been called upon to provide solutions to various complex issues and are expected to, and do, ask hard questions of the Company's officers and advisors. This is one of the many ways the Trustees oversee the business and provide advice and counsel to the Company's management.

The Company does not have a Chairman of the Board or a lead Independent Trustee. The Company's President and Treasurer are not members of the Board, but they regularly attend Board meetings, as does the Company's Director of Internal Audit. Other officers of RMR also sometimes attend Board meetings at the invitation of the Board. The Company's President, any Managing Trustee or any two Independent Trustees may call a special meeting. The Company's Managing Trustees, in consultation with the Company's President, Treasurer and Director of Internal Audit, set the agenda for Board meetings. Any Independent Trustee may place an item on an agenda by providing notice to a Managing Trustee, the President or the Treasurer. Discussions at Board meetings are led by the Managing Trustee or Independent Trustee who is most knowledgeable on a subject. The Board is small, which facilitates informal discussions and communication from management to the Board and among Trustees.

Pursuant to the Company's Governance Guidelines, the Company's Independent Trustees meet at least once each year without management. The presiding Trustee at these meetings is the Chair of the Audit Committee, unless the Independent Trustees in attendance select another Independent Trustee to preside. The Company's Independent Trustees also meet to consider Company business without the attendance of the Managing Trustees or officers, and they meet separately with the Company's officers, with the Company's Director of Internal Audit and with the Company's independent auditors. In such meetings of the Company's Independent Trustees, the Chair of the Audit Committee presides unless the Independent Trustees determine otherwise.

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In 2013, the Board held twelve meetings. In 2013, each Trustee attended 75% or more of the aggregate of all meetings of the Board and the committees on which he served. All of the Trustees attended last year's Annual Meeting of Shareholders. The Company's policy with respect to Board members' attendance at the Annual Meetings of Shareholders can be found in the Company's Governance Guidelines, the full text of which appears at the Company's website, www.hptreit.com.

Independence of Trustees

Under the corporate governance listing standards of the NYSE, the Board must consist of a majority of independent trustees. Under NYSE corporate governance listing standards, to be considered independent:

•
the trustee must not have a disqualifying relationship, as defined in these NYSE standards; and

•
the Board must affirmatively determine that the trustee otherwise has no material relationship with the Company directly, or as an officer, shareholder or partner of an organization that has a relationship with the Company. To aid in the trustee independence assessment process, the Board has adopted written Governance Guidelines as described below.

The Company's Declaration of Trust and Bylaws also require that a majority of the Board be Independent Trustees. Under the Company's Declaration of Trust and Bylaws, Independent Trustees are not employees or affiliates (as such term is defined in the Company's Declaration of Trust) of RMR, are not officers of the Company, are not involved in the Company's day to day activities and are persons who qualify as independent under the applicable rules of the NYSE and SEC.

The Board regularly, and at least annually, affirmatively determines whether Trustees have a direct or indirect material relationship with the Company, including the Company's subsidiaries, other than serving as the Company's Trustees. In making independence determinations, the Board observes NYSE and SEC criteria, as well as the Company's Declaration of Trust and Bylaws. When assessing a Trustee's relationship with the Company, the Board considers all relevant facts and circumstances, not merely from the Trustee's standpoint, but also from that of the persons or organizations with which the Trustee has an affiliation. As a result of its annual review, the Board has determined that Bruce M. Gans, M.D., John L. Harrington and William A. Lamkin currently qualify as independent trustees under applicable NYSE rules and are Independent Trustees under the Company's Declaration of Trust and Bylaws. In making these determinations, the Board reviewed and discussed additional information provided by the Trustees and the Company with regard to each of the Independent Trustees' relationships with RMR and the companies to which RMR and its affiliates provide management and advisory services. The Board has concluded that none of these three Trustees possessed or currently possesses any relationship that could impair his judgment in connection with his duties and responsibilities as a Trustee or that could otherwise be a direct or indirect material relationship under applicable NYSE standards.

Board Committees

The Board has an Audit Committee, Compensation Committee and Nominating and Governance Committee. Each committee has adopted a written charter, which is available on the Company's website, www.hptreit.com, by clicking on "Investors" and then "Governance." Shareholders may also request copies free of charge by writing to the Company's Secretary, Hospitality Properties Trust, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.

The Audit, Compensation and Nominating and Governance Committees are comprised solely of Independent Trustees and an Independent Trustee serves as Chair of each committee. The Chairs of the Audit, Compensation and Nominating and Governance Committees set the agendas for their respective committee meetings but committee members, the Company's Managing Trustees or members of management may suggest agenda items to be considered by these committees. Additionally, the charter of each of the standing committees provides that the committee may form and delegate authority to subcommittees of one or more members when appropriate. Subcommittees are subject to the provisions of the applicable committee's charter. Additional information about the committees is provided below.

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 Audit Committee

William A. Lamkin* Committee Chair

"The Audit Committee is dedicated to maintaining the integrity of the Company's financial reporting; monitoring and controlling the Company's financial risk exposure; selecting, assessing the independence and performance of, and working productively with, the Company's independent auditors; overseeing and collaborating with the Company's internal audit function; and monitoring the Company's legal and regulatory compliance."

Additional Committee Members: Bruce M. Gans, M.D., John L. Harrington
Meetings Held in 2013: 7

Primary Responsibilities:
The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Exchange Act. The primary function of the Audit Committee is to assist the Board in fulfilling its responsibilities for oversight of: (i) the integrity of the Company's financial statements; (ii) the Company's accounting and financial reporting processes; (iii) compliance with legal and regulatory requirements; (iv) the Company's independent auditors' qualifications and independence; and (v) the performance of the Company's internal audit function and independent auditors. Under its charter, the Audit Committee has the final authority and responsibility to select the Company's independent auditors and to appoint the Company's Director of Internal Audit.

Independence:
Each member of the Audit Committee meets the independence requirements of the NYSE, the Exchange Act and the Company's Governance Guidelines. Each member of the Audit Committee is financially literate, knowledgeable and qualified to review financial statements. The Board has determined that Mr. Harrington is the Audit Committee's "financial expert" and is independent as defined by the rules of the SEC and the NYSE. The Board's determination that Mr. Harrington is the Audit Committee's financial expert was based upon his experience as: (i) Executive Director of a large charitable organization; (ii) Chief Executive Officer of a major professional sports business; (iii) a member of the Audit Committee and of the audit committees of other publicly owned companies; (iv) a certified public accountant; (v) a Director of a large national bank; and (vi) a college assistant professor of accounting. Additionally, the Board has determined that Mr. Harrington's simultaneous service on the audit committees of Government Properties Income Trust, Senior Housing Properties Trust and RMR Real Estate Income Fund will not impair his ability to effectively serve as a member of the Company's Audit Committee.

* Mr. Lamkin was appointed Committee Chair in 2009.

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 Compensation Committee

John L. Harrington* Committee Chair

"The Compensation Committee strives to align the Company's compensation practices with the interests of the Company's shareholders and to diligently monitor and assess the performance of, and the fees paid to, the Company's manager, RMR."

Additional Committee Members: Bruce M. Gans, M.D., William A. Lamkin
Meetings Held in 2013: 6

Primary Responsibilities:
The Compensation Committee's primary responsibilities include: (i) reviewing the terms of RMR's business management and property management agreements with the Company, evaluating the performance of RMR under those agreements, approving the fees and certain other costs that the Company is required to pay under those agreements and making determinations regarding continuance of or changes to those agreements; (ii) evaluating the performance of the Company's President and determining and approving any compensation, including any equity compensation, paid directly by the Company to the President; (iii) reviewing and approving any compensation that the Company directly pays to its Treasurer and any other executive officer of the Company who is also a senior executive of RMR; (iv) evaluating the performance of the Company's Director of Internal Audit and determining the compensation payable to him and the costs of the Company's internal audit function generally; (v) evaluating, approving and administering all of the Company's equity compensation plans; (vi) evaluating whether the Company's executive compensation programs encourage appropriate levels of risk taking by the Company's executives; and (vii) reviewing and considering the incentives and risks associated with the Company's compensation policies and practices.

Independence:
Each member of the Compensation Committee meets the independence requirements of the NYSE.

* Mr. Harrington was appointed Committee Chair in 2008.

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 Nominating and Governance Committee

Bruce M. Gans, M.D.* Committee Chair

"The Nominating and Governance Committee endeavors to assist the Board in its commitment to selecting the most qualified Trustees and implementing effective corporate governance to protect the long-term interests of the Company and its shareholders."

Additional Committee Members: John L. Harrington, William A. Lamkin
Meetings Held in 2013: 2

Primary Responsibilities:
The responsibilities of the Nominating and Governance Committee include: (i) identifying individuals qualified to become members of the Board and recommending to the Board the nominees for Trustee for each Annual Meeting of Shareholders or when Board vacancies occur; (ii) reviewing and assessing the Board's leadership structure; (iii) developing and recommending to the Board governance guidelines; and (iv) evaluating the performance of the Board.

Independence:
Each member of the Nominating and Governance Committee meets the independence requirements of the NYSE.

* Dr. Gans was appointed Committee Chair in 2009.

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Board Oversight of Risk

The Board is elected by the shareholders to oversee shareholders' long-term interest in the Company's business and its financial strength. In order to fulfill its responsibilities, the Board oversees the proper safeguarding of the assets of the Company, the maintenance of appropriate financial and other internal controls and the Company's compliance with applicable laws and regulations and proper governance. Inherent in these responsibilities is the Board's understanding and oversight of the various risks facing the Company. The Board does not view risk in isolation. Risks are considered in virtually every business decision and as part of the Company's business strategy.

Oversight of Risk

•
The Board oversees risk management.

•
Board committees, which meet regularly and report back to the Board, play significant roles in carrying out the risk oversight function.

•
RMR and the Company's officers and Director of Internal Audit help evaluate and implement risk management.

The Board oversees risk as part of its general oversight of the Company, and oversight of risk is addressed as part of various Board and Board committee activities and through regular and special Board and Board committee meetings. The actual day to day business of the Company is conducted by RMR, and RMR and the Company's officers and Director of Internal Audit implement risk management in their activities.

In discharging their oversight responsibilities, the Board and Board committees regularly review a wide range of reports provided to them by RMR and other service providers, including:

•
reports on market and industry conditions;

•
operating and compliance reports;

•
financial reports;

•
reports on risk management activities;

•
regulatory and legislative updates that may impact the Company; and

•
legal proceedings updates and reports on other business related matters.

The Board and Board committees discuss these matters among themselves and with representatives of RMR, the Director of Internal Audit, counsel and the Company's independent auditors.

The Audit Committee, which meets at least quarterly and reports its findings to the Board, performs a lead role in helping the Board fulfill its responsibilities for oversight of the Company's financial reporting, internal audit function, risk management and the Company's compliance with legal and regulatory requirements. The Board and Audit Committee review periodic reports from the Company's independent auditors regarding potential risks, including risks related to the Company's internal controls. The Audit Committee also annually reviews, approves and oversees an internal audit plan developed by the Company's Director of Internal Audit with the goal of helping the Company systematically evaluate the effectiveness of its risk management, control and governance processes, periodically meets with the Company's Director of Internal Audit to review the results of the Company's internal audits, and directs or recommends to the Board actions or changes it determines appropriate to enhance or improve the effectiveness of the Company's risk management.

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The Compensation Committee also evaluates the performance of the Company's Director of Internal Audit and RMR's performance under the Company's business and property management agreements, including any perceived risks created by RMR's compensation under those agreements. Also, the Compensation Committee and the Board consider the fact that the Company has a share grant program that requires share grants to vest over a period of years, rather than a stock option program such as is employed by many other publicly owned companies. The Company believes that the use of share grants vesting over time rather than stock options mitigates the incentives for the Company's management to undertake undue risks and encourages management to make longer term, less risk prone decisions.

While a number of risk management functions are performed, it is not possible to identify all of the risks that may affect the Company or to develop processes and controls to eliminate all risks and their possible effects, and processes and controls employed to address risks may be limited in their effectiveness. Moreover, it is necessary for the Company to bear certain risks to achieve its objectives. As a result of the foregoing and other factors, the Company's ability to manage risk is subject to substantial limitations.

To learn more about the risks facing the Company, you can review the factors included in Part I, "Item 1A. Risk Factors" and "Warning Concerning Forward Looking Statements" in the Annual Report. The risks described in the Annual Report are not the only risks facing the Company. Additional risks and uncertainties not currently known or that currently may be deemed to be immaterial also may materially adversely affect the Company's business, financial condition or results of operations in future periods.

Shareholder Engagement

The Board believes that accountability to shareholders is a mark of good governance and critical to the Company's success. To that end, the Board has established dedicated resources to actively engage with shareholders on a variety of topics to ensure that the Company is addressing their questions and concerns, to seek input and to provide perspective on Company policies and practices.

For example, based on feedback from shareholders over the past year, the Board (i) accelerated the termination of the Company's shareholders' rights plan from May 15, 2017 to December 31, 2013, (ii) has recommended that shareholders approve an amendment to the Company's Declaration of Trust to permit the annual election of all Trustees, and (iii) adopted amended and restated Bylaws to, among other things, reduce the advance notice share ownership requirements for shareholder nominations of individuals for election as Trustees, streamline the advance notice informational requirements for shareholder nominations and proposals of other business to facilitate shareholder participation and remove the bylaw requirement that the affirmative vote of 75% of the votes entitled to be cast was required for shareholders to approve certain matters not previously approved by the Board. The Company also incorporated many shareholder suggestions into the amended and restated business management agreement it entered into with RMR in December 2013.

In addition to this direct engagement, a number of mechanisms allow shareholders to effectively communicate a point of view to the Board, including:

•
the ability to nominate candidates for election to the Board;

•
the advisory vote to approve executive compensation;

•
the ability to direct communications to individual Trustees or the entire Board; and

•
the ability to attend and voice opinions at the Annual Meeting of Shareholders.

Communication with the Board of Trustees

The Board has established a process to facilitate communication by shareholders and other interested parties with Trustees. Communications can be addressed to Trustees in care of the Director of Internal Audit, Hospitality Properties Trust, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458, or sent by filling out a report at the Company's website, www.hptreit.com. In addition, shareholders and other interested parties may call the Company's toll-free confidential message system at (866) 511-5038.

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Code of Business Conduct and Ethics

The Company has adopted a Code of Business Conduct and Ethics. The Company's shareholders, Trustees, executive officers and persons involved in the Company's business can ask questions about the Company's Code and other ethics and compliance issues, or report potential violations as follows: by writing to the Director of Internal Audit at Hospitality Properties Trust, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458; by calling toll-free (866) 511-5038; by e-mailing Internal.Audit@hptreit.com; or by filling out a report by visiting the Company's website, www.hptreit.com, clicking "Investors," clicking "Governance" and then clicking "Governance Hotline."

Trading Policies

Pursuant to the Company's insider trading policy, Trustees and executive officers are required to obtain pre-approval from at least two designated individuals before trading or agreeing to trade in any security, including derivative securities, of the Company. Additionally, the Company's insider trading policy prohibits (i) the Company's Trustees and officers, (ii) the trustees and officers of the Company's subsidiaries, (iii) RMR and its directors, officers and employees, (iv) contractors and agents of the Company and (v) contractors and agents of RMR, to the extent they are involved in RMR's services to the Company, from, directly or indirectly through family members or others, purchasing or selling the Company's Common Shares or other equity or debt securities while in possession of material, non-public information concerning the Company. In addition, this prohibition applies to trading in the securities of other publicly held companies to which RMR provides management services on the basis of material, non-public information learned in the course of performing duties for the Company.

Executive Compensation Policies

See the "Compensation Discussion and Analysis" beginning on page 47 for detailed discussion of the Company's executive compensation program.

Shareholder Nominations and Other Proposals

Trustee Nominations and Shareholder Proposals: In order for a shareholder to propose a nominee for election to the Board or propose business outside of Rule 14a-8 under the Exchange Act at the 2015 Annual Meeting of Shareholders, the shareholder must comply with the advance notice and other requirements set forth in the Company's Bylaws, which include, among other things, requirements as to the shareholder's timely delivery of advance notice, continuous requisite ownership of Common Shares, holding of a share certificate for such shares at the time of the advance notice and submission of specified information.

Deadline to Submit Nominations and Proposals: To be timely, shareholder nominations and proposals intended to be made outside of Rule 14a-8 under the Exchange Act at the 2015 Annual Meeting of Shareholders must be received by the Company's Secretary at the Company's principal executive offices, in accordance with the requirements of the Company's Bylaws, not later than 5:00 p.m. Eastern Time on December 29, 2014 and not earlier than November 29, 2014; provided, that, if the 2015 Annual Meeting of Shareholders is held on a date that is more than 30 days earlier or later than June 10, 2015, then a shareholder's notice must be so delivered not later than 5:00 p.m. Eastern Time on the tenth day following the earlier of the day on which (i) notice of the date of the 2015 Annual Meeting of Shareholders is mailed or otherwise made available or (ii) public announcement of the date of the 2015 Annual Meeting of Shareholders is first made by the Company.

Shareholder proposals pursuant to Rule 14a-8 under the Exchange Act must be received at the Company's principal executive offices on or before December 29, 2014 in order to be included in the proxy statement for the 2015 Annual Meeting of Shareholders; provided, that, if the 2015 Annual Meeting is held on a date that is more than 30 days before or after June 10, 2015, such a proposal must be submitted within a reasonable time before the Company begins to print its proxy materials. Under Rule 14a-8, the Company is

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not required to include shareholder proposals in its proxy materials unless conditions specified in the rule are met.

The foregoing description of the requirements for a shareholder to propose a nomination for election to the Board at an annual meeting or other business for consideration at an annual meeting is only a summary and is not a complete listing of all requirements. Copies of the Company's Bylaws, including the requirements for shareholder nominations and other proposals, may be obtained by writing to the Company's Secretary at Hospitality Properties Trust, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458, or from the SEC's website, www.sec.gov. Any shareholder considering making a nomination or other proposal should carefully review and comply with those provisions.

Related Person Transactions

A "related person transaction" is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which (i) the Company was, is or will be a participant, (ii) the amount involved exceeds $120,000 and (iii) any related person had, has or will have a direct or indirect material interest.

A "related person" means any person who is, or at any time during the applicable period was:

  •
  a Trustee, a nominee for Trustee or an executive officer of the Company;

  •
  known to the Company to be the beneficial owner of more than 5% of the outstanding Common Shares;

  •
  an immediate family member of any of the persons referenced in the preceding two bullets, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law of the Trustee, nominee for Trustee, executive officer or more than 5% beneficial owner of Common Shares, and any person (other than a tenant or employee) sharing the household of such Trustee, nominee for Trustee, executive officer or more than 5% beneficial owner of Common Shares; or

  •
  a firm, corporation or other entity in which any of the foregoing persons is a partner or principal or in a similar position or in which such person has a 10% or greater beneficial ownership interest.

The Company has adopted written Governance Guidelines that describe the consideration and approval of any related person transactions. Under these Governance Guidelines, the Company may not enter into any transaction in which any Trustee or executive officer, any member of the immediate family of any Trustee or executive officer or any other related person, has or will have a direct or indirect material interest unless that transaction has been disclosed or made known to the Board and the Board reviews and approves or ratifies the transaction by the affirmative vote of a majority of the disinterested Trustees, even if the disinterested Trustees constitute less than a quorum. If there are no disinterested Trustees, the transaction must be reviewed and approved or ratified by both (i) the affirmative vote of a majority of the Board and (ii) the affirmative vote of a majority of the Independent Trustees. In determining whether to approve or ratify a transaction, the Board, or disinterested Trustees or Independent Trustees, as the case may be, also act in accordance with any applicable provisions of the Company's Declaration of Trust, consider all of the relevant facts and circumstances and approve only those transactions that are fair and reasonable to the Company and the Company's shareholders. All related person transactions described below were reviewed and approved or ratified by a majority of the disinterested Trustees or otherwise in accordance with the Company's policies and Declaration of Trust, each as described above. In the case of transactions with the Company by RMR employees (other than the Company's Trustees and executive officers) subject to the Company's Code of Business Conduct and Ethics, the employee must seek approval from an executive officer who has no interest in the matter for which approval is being requested. Copies of the Company's Governance Guidelines and Code of Business Conduct and Ethics are available on the Company's website, www.hptreit.com.

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Certain Related Person Transactions

TravelCenters of America LLC ("TA"): TA is the Company's former 100% owned subsidiary and the Company's largest tenant, and the Company is TA's largest shareholder. TA was created as a separate public company in 2007 as a result of its spin-off from the Company. As of the date of this proxy statement, the Company owns 3,420,000 common shares (which includes the 880,000 TA common shares the Company purchased from the underwriters as part of a public offering by TA in December 2013 for $8.1 million), representing approximately 9.1% of TA's outstanding common shares. Mr. Barry Portnoy, one of the Company's Managing Trustees, is a managing director of TA. Mr. Thomas O'Brien, an officer of RMR and a former officer of the Company prior to the TA spin-off, is President and Chief Executive Officer and the other managing director of TA. Mr. Arthur Koumantzelis, who was one of the Company's Independent Trustees prior to the TA spin-off, serves as an independent director of TA.

TA is the lessee of 36% of the Company's real estate properties, at cost, as of December 31, 2013. TA has two leases with the Company, the TA No. 1 lease and the TA No. 2 lease, pursuant to which TA leases 185 travel centers from the Company. The TA No. 1 lease is for 145 travel centers that TA operates under the "TravelCenters of America" or "TA" brand names. The TA No. 2 lease is for 40 travel centers that TA operates under the "Petro" brand name. The TA No. 1 lease expires on December 31, 2022. The TA No. 2 lease expires on June 30, 2024, and may be extended by TA for up to two additional periods of 15 years each.

Both the TA No. 1 and TA No. 2 leases are "triple net" leases that require TA to pay all costs incurred in the operation of the leased travel centers, including personnel, utility, inventory, customer service and insurance expenses, real estate and personal property taxes, environmental related expenses, underground storage tank removal costs and ground lease payments at those travel centers at which the Company leases the property and subleases it to TA. TA also is required generally to indemnify the Company for certain environmental matters and for liabilities which arise during the terms of the leases from ownership or operation of the leased travel centers. In addition, TA is obligated to pay the Company at lease expiration an amount equal to an estimate of the cost of removing underground storage tanks on the leased properties.

As amended by the Amendment Agreement (the "Amendment Agreement") that the Company entered into with TA in 2011, which is further described below, the TA No. 1 lease requires TA to pay minimum rent to the Company in an amount of $140.1 million per year for the period from February 1, 2012 through December 31, 2022. These amounts are exclusive of any increase in minimum rent as a result of subsequent amendments and, as described below, as a result of the Company funding or reimbursing the cost for certain improvements to the leased TA travel centers. As amended by the Amendment Agreement, the TA No. 2 lease requires TA to pay minimum rent to the Company in an amount of $54.2 million per year through June 30, 2024. This amount is exclusive of any increase in minimum rent as a result of subsequent amendments and, as described below, as a result of the Company funding or reimbursing the cost for certain improvements to the leased Petro travel centers. Effective January 2012 and 2013, TA began to incur percentage rent payable to the Company under the TA No. 1 lease and TA No. 2 lease, respectively. In each case, the percentage rent equals 3% of increases in nonfuel gross revenues plus 0.3% of increases in gross fuel revenues at the leased properties over base amounts. The increases in percentage rents attributable to fuel revenues are subject to a maximum each year calculated by reference to changes in the consumer price index. Also, as discussed below, the Company has previously agreed to waive payment of the first $2.5 million of percentage rent that may become due under the TA No. 2 lease; the Company waived $0.4 million of percentage rent under the TA No. 2 lease for the year ended December 31, 2013, pursuant to that waiver. The total amount of percentage rent from TA that the Company recognized (which is net of the waived amount) was $2.1 million for the year ended December 31, 2013. Taking into account the increases in minimum rents due to both the Company's funding of improvements at the leased properties and the lease amendments during 2013 described below, as of December 31, 2013, TA's annual minimum rents payable under the TA No. 1 and TA No. 2 leases were $160.9 million and $60.8 million, respectively. The annual minimum rent amount presented

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for the Company's TA No. 1 lease include approximately $5.2 million of ground rent paid by TA for properties the Company leases and subleases to TA.

Under the TA No. 1 and No. 2 leases, TA may request that the Company fund approved amounts for renovations, improvements and equipment at the leased travel centers in return for increases in TA's minimum annual rent according to the following formula: the minimum rent per year will be increased by an amount equal to the amount funded by the Company multiplied by the greater of (i) 8.5% or (ii) a benchmark U.S. Treasury interest rate plus 3.5%. The Company is not required to fund these improvements and TA is not required to sell them to the Company. The Company funded $83.9 million in 2013 for capital improvements to TA under this lease provision; and, as a result, TA's minimum annual rent payable to the Company increased by approximately $7.1 million ($4.7 million for the TA No. 1 lease and $2.4 million for the TA No. 2 lease).

In 2008, the Company entered into a rent deferral agreement with TA, pursuant to which TA was permitted to defer up to $150.0 million of rent payable to the Company. TA was not permitted to defer any additional amounts of rent after December 31, 2010. As of December 31, 2010, TA had deferred $150.0 million of rent, which remained outstanding as of December 31, 2013. The deferral agreement also included a prohibition on share repurchases and dividends by TA while any deferred rent remains unpaid and provided that all deferred rent and interest thereon, at 1% per month, would become immediately due and payable by TA to the Company if certain events provided in that agreement occurred, including a change of control of TA (as defined in the agreement) while any deferred rent remains unpaid. Also, in connection with this deferral agreement, the Company entered into a registration rights agreement with TA, which provides the Company with certain rights to require TA to conduct a registered public offering with respect to the TA common shares issued to the Company pursuant to the deferral agreement, which rights continue through the date that is twelve months following the latest of the expiration of the terms of the TA No. 1 lease and the TA No. 2 lease.

Pursuant to the Amendment Agreement, $107.1 million of TA's deferred rent will be due and payable on December 31, 2022, and the remaining $42.9 million will be due and payable on June 30, 2024, and interest ceased to accrue on deferred rent owed to the Company by TA beginning on January 1, 2011; provided, however, that the deferred rent amounts shall be accelerated and interest shall begin to accrue thereon if certain events provided in the Amendment Agreement occur, including a change of control of TA.

The Company recognized rental income of $219.1 million in 2013 under its leases with TA.

On April 15, 2013, TA entered an agreement with Shell Oil Products US ("Shell"), pursuant to which Shell has agreed to construct a network of natural gas fueling lanes at up to 100 of TA's travel centers located along the U.S. interstate highway system, including travel centers TA leases from the Company. In connection with that agreement, on April 15, 2013, the Company and TA amended the leases between them to specify the economic equivalent for natural gas sales to diesel fuel sales for the calculation of percentage rent payable to the Company under the leases, with the intended effect that the amount of percentage rent be unaffected by the type of fuel sold, whether diesel fuel or natural gas. Also on that date, in order to facilitate TA's agreement with Shell, the Company entered into a subordination, non-disturbance and attornment agreement with Shell, whereby the Company agreed to recognize Shell's license and other rights with respect to the natural gas fueling lanes at the Company's travel centers leased to TA on certain conditions and in certain circumstances.

On July 1, 2013, the Company purchased land that it previously leased from a third party and subleased to TA under the TA No. 1 lease. Effective as of that date, rents due to that third party and TA's reimbursement of those rents of approximately $0.5 million annually to the Company under the terms of the TA No. 1 lease ceased. Also on that date, the Company and TA amended the TA No. 1 lease to reflect the Company's direct lease to TA of that land and certain minor properties adjacent to other existing travel centers included in the TA No. 1 lease that the Company also had purchased and to

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increase the annual rent payable by TA under the TA No. 1 lease to the Company by 8.5% of the Company's total investment in these properties, or $0.5 million.

In December 2013, the Company acquired land adjacent to an existing travel center the Company leases to TA under the TA No. 2 lease. In connection with that acquisition, the Company and TA amended the TA No. 2 lease to add this property to that lease. As a result, the minimum annual rent payable to the Company by TA under the TA No. 2 lease increased by $0.1 million, which was 8.5% of the Company's total investment.

On August 13, 2013, a travel center located in Roanoke, VA that the Company leased to TA under the TA No. 1 lease was taken by eminent domain proceedings brought by the Virginia Department of Transportation ("VDOT") in connection with certain highway construction. The TA No. 1 lease provides that the annual rent payable by TA to the Company is reduced by 8.5% of the amount of the proceeds the Company receives from the taking or, at the Company's option, the fair market value rent of the property on the commencement date of the TA No. 1 lease. In January 2014, the Company received proceeds from the VDOT of $6.2 million, which is a portion of the VDOT's estimate of the value of the property, and as a result the annual rent payable by TA to the Company under the TA No. 1 lease was reduced by $0.5 million effective January 6, 2014. The Company and TA intend to challenge the VDOT's estimate of the property's value. The Company has entered a lease agreement with the VDOT to lease this property through August 2014 for $40 thousand per month, and under the terms of the TA No. 1 lease TA will be responsible to pay this ground lease rent. The Company entered into a sublease for this property with TA and TA plans to continue operating it as a travel center through August 2014.

RMR provides management services to both the Company and TA and, as noted above, there are other current and historical relationships between the Company and TA. Certain of TA's executive officers are officers of RMR.

At the time TA became a separate publicly owned company as a result of the distribution of its shares to the Company's shareholders, TA entered a management and shared services agreement with RMR. In addition, in connection with TA's spin-off, TA entered a transaction agreement with the Company and RMR, pursuant to which TA granted the Company a right of first refusal to purchase, lease, mortgage or otherwise finance any interest TA owns in a travel center before it sells, leases, mortgages or otherwise finances that travel center to or with another party, and TA also granted the Company and any other company managed by RMR a right of first refusal to acquire or finance any real estate of the types in which the Company or they invest before TA does. TA also agreed that for so long as TA is a tenant of the Company it will not permit: the acquisition by any person or group of beneficial ownership of 9.8% or more of the voting shares or the power to direct the management and policies of TA or any of its subsidiary tenants or guarantors under its leases with the Company; the sale of a material part of the assets of TA or any such tenant or guarantor; or the cessation of certain continuing directors constituting a majority of the board of directors of TA or any such tenant or guarantor. Also, TA agreed not to take any action that might reasonably be expected to have a material adverse impact on the Company's ability to qualify as a REIT and to indemnify the Company for any liabilities the Company may incur relating to TA's assets and business.

Reit Management & Research LLC ("RMR"): The Company has no employees. Personnel and various services the Company requires to operate its business are provided to the Company by RMR. The Company has two agreements with RMR to provide management and administrative services to the Company: (i) a business management agreement, which relates to the Company's business generally, and (ii) a property management agreement, which relates to the property level operations of the office building component of only one property in Baltimore, MD, which also includes a Royal Sonesta hotel.

One of the Company's Managing Trustees, Mr. Barry Portnoy, is Chairman, majority owner and an employee of RMR. The Company's other Managing Trustee, Mr. Adam Portnoy, is the son of Mr. Barry Portnoy, and an owner, President, Chief Executive Officer and a director of RMR. Each of the Company's executive officers is also an officer of RMR, including Mr. Ethan Bornstein, who is the son-in-law of

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Mr. Barry Portnoy and the brother-in-law of Mr. Adam Portnoy. The Company's Independent Trustees also serve as independent directors or independent trustees of other public companies to which RMR provides management services. Mr. Barry Portnoy serves as a managing director or managing trustee of a majority of those companies and Mr. Adam Portnoy serves as a managing trustee of a majority of those companies. In addition, officers of RMR serve as officers of those companies.

The Board has given the Compensation Committee, which is comprised exclusively of Independent Trustees, authority to act on the Company's behalf with respect to the Company's management agreements with RMR. The charter of the Compensation Committee requires the committee to annually review the terms of these agreements, evaluate RMR's performance under the agreements and determine whether to renew, amend or terminate the management agreements.

In 2013, the Compensation Committee retained FTI Consulting, Inc., a nationally recognized compensation consultant experienced in REIT compensation programs, to assist the committee in developing the terms of the incentive fee payable to RMR under the Company's business management agreement with RMR beginning in 2014. In connection with retaining this consultant, the Compensation Committee determined that the consultant did not have any conflicts of interest which would prevent the consultant from advising the committee.

On December 23, 2013, the Company and RMR entered into an amended and restated business management agreement, effective with respect to services performed on and after January 1, 2014. Under the terms of this amended and restated business management agreement:

  •
  The annual amount of the base management fee to be paid to RMR by the Company for each applicable period will be equal to the lesser of:

  ◦
  the sum of (a) 0.7% of the average historical cost of the Company's real estate investments up to $250.0 million, plus (b) 0.5% of the average historical cost of the Company's real estate investments exceeding $250.0 million; and

  ◦
  the sum of (a) 0.7% of the average closing price per Common Share on the NYSE, during such period, multiplied by the average number of Common Shares outstanding during such period, plus the daily weighted average of the aggregate liquidation preference of each class of the Company's preferred shares outstanding during such period, plus the daily weighted average of the aggregate principal amount of the Company's consolidated indebtedness during such period (together, the "Average Market Capitalization"), up to $250.0 million, plus (b) 0.5% of the Average Market Capitalization exceeding $250.0 million.

    The average historical cost of the Company's real estate investments will include the Company's consolidated assets invested, directly or indirectly, in equity interests in or loans secured by real estate and personal property owned in connection with such real estate (including acquisition related costs and costs which may be allocated to intangibles or are unallocated), all before reserves for depreciation, amortization, impairment charges or bad debts or other similar noncash reserves.

  •
  Although the fee calculation is stated in annual percentages, the base management fee will be paid monthly to RMR, ninety percent (90%) in cash and ten percent (10%) in Common Shares, which shall be fully-vested when issued. The number of Common Shares to be issued in payment of the base management fee for each month will be equal to the value of 10% of the total base management fee for that month divided by the average daily closing price of the Common Shares during that month.

  •
  The incentive management fee which may be earned by RMR for an annual period will be an amount, subject to a cap based on the value of Common Shares outstanding, equal to 12% of the product of (a) the Company's equity market capitalization on the last trading day on the year

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    immediately prior to the relevant measurement period, and (b) the amount (expressed as a percentage) by which the total returns per share realized by the holders of Common Shares (i.e., share price appreciation plus dividends) exceeds the total shareholder return of the SNL US REIT Hotel Index (in each case subject to certain adjustments) for the relevant measurement period. The measurement periods are generally three-year periods ending with the year for which the incentive management fee is being calculated, with shorter periods applicable in the case of the calculation of the incentive management fee for 2014 (one year) and 2015 (two years).

  •
  The incentive management fee is payable in Common Shares, with one-third of the Common Shares issued in payment of an incentive management fee vested on the date of issuance, and the remaining two-thirds vesting thereafter in two equal annual installments. If the issuance of Common Shares in payment of a portion of the base management fee or incentive management fee would be limited by applicable law and regulations, such portion of the applicable fee will instead be paid in cash.

  •
  RMR and certain eligible transferees of Common Shares issued in payment of the base management fee or incentive management fee are entitled to demand registration rights, exercisable not more frequently than twice per year, and to "piggy-back" registration rights, with certain expenses to be paid by the Company. The Company and applicable selling shareholders also have agreed to indemnify each other (and their officers, trustees, directors and controlling persons) against certain liabilities, including liabilities under the Securities Act of 1933, as amended, in connection with any such registration.

The terms of the amended and restated business management agreement described above were approved by the Company's Compensation Committee, which is comprised solely of the Company's Independent Trustees, and the terms of the incentive fee were developed by the Compensation Committee in consultation with FTI Consulting, Inc., an independent compensation consultant.

For 2013, the Company's business management agreement provided for the base business management fee to be paid to RMR at an annual rate equal to 0.7% of the historical cost of the Company's real estate investments, as described in the business management agreement, up to the first $250.0 million of such investments, and 0.5% thereafter. In addition, for 2013, the Company's business management agreement provided for RMR to be paid an incentive fee equal to 15% of the amount, if any, by which the Company's Cash Available for Distribution, as defined in the business management agreement, for a particular fiscal year exceeds Cash Available for Distribution for the immediately preceding fiscal year. This incentive fee was payable in Common Shares and it was subject to a cap on the value of the incentive fee being no greater than $0.02 per share of total Common Shares outstanding.

The Company's property management agreement with RMR provides for management fees equal to 3.0% of gross collected rents and construction supervision fees equal to 5.0% of construction costs with respect to the one office property that is subject to that agreement.

The Company incurred aggregate business management and property management fees of $41.5 million for 2013. In March 2014, the Company issued 102,536 Common Shares to RMR for the incentive fee for 2013.

RMR also provides internal audit services to the Company in return for the Company's share of the total internal audit costs incurred by RMR for the Company and other publicly owned companies managed by RMR and its affiliates, which amounts are subject to approval by the Compensation Committee. The Company's Audit Committee appoints the Company's Director of Internal Audit. The Company's share of RMR's costs of providing this internal audit function was approximately $0.2 million for 2013. These allocated costs are in addition to the business and property management fees the Company paid to RMR.

The Company is generally responsible for all of its operating expenses, including certain expenses incurred by RMR on its behalf. The Company is generally not responsible for payment of RMR's

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employment, office or administration expenses incurred to provide management services to the Company, except for the employment and related expenses of RMR employees who provide on-site property management services for the one office building which is the subject of the property management agreement and the Company's share of the staff employed by RMR who perform the Company's internal audit function. Pursuant to the Company's amended and restated business management agreement, RMR may from time to time negotiate on the Company's behalf with certain third party vendors and suppliers for the procurement of goods and services to the Company. As part of this arrangement, the Company may enter agreements with RMR and other companies to which RMR provides management services for the purpose of obtaining more favorable terms from such vendors and suppliers.

The current terms of both the Company's amended and restated business management agreement with RMR and the Company's property management agreement with RMR end on December 31, 2014 and automatically renew for successive one year terms unless the Company or RMR give notice of non-renewal before the end of an applicable term. The Company or RMR may terminate either agreement upon 60 days' prior written notice, and RMR may also terminate the property management agreement upon five business days' notice if the Company undergoes a change of control, as defined in the property management agreement.

Under the Company's amended and restated business management agreement with RMR, the Company acknowledges that RMR may engage in other activities or businesses and act as the manager to any other person or entity (including other REITs) even though such person or entity has investment policies and objectives similar to those of the Company and that the Company is not entitled to preferential treatment in receiving information, recommendations and other services from RMR. When the business management agreement was amended and restated on December 23, 2013, a right of first offer provision was eliminated that had provided that, with certain exceptions, if the Company determined to offer for sale or other disposition any real property that, at such time, is of a type within the investment focus of another REIT to which RMR provides management services, the Company would first offer that property for purchase or disposition to that REIT and negotiate in good faith for such purchase or disposition.

Under the Company's 2012 Equity Compensation Plan (the "Share Award Plan"), the Company grants restricted shares to certain employees of RMR, some of whom are the Company's officers. The Company granted a total of 84,125 restricted shares with an aggregate value of $2.3 million to such persons in 2013, based upon the closing price of the Common Shares on the NYSE on the date of grant. One fifth of those restricted shares vested on the grant date and one fifth vests on each of the next four anniversaries of the grant date. These share grants to RMR employees are in addition to the fees the Company pays to RMR. On occasion, the Company has entered into arrangements with former employees of RMR in connection with the termination of their employment with RMR, providing for the acceleration of vesting of restricted shares previously granted to them under the Share Award Plan. Additionally, each of the Company's President and Chief Operating Officer and Treasurer and Chief Financial Officer received grants of restricted shares of other companies to which RMR provides management services, including TA, in their capacities as officers of RMR.

Sonesta International Hotels Corporation ("Sonesta"): In January 2012, pursuant to a series of transactions, the Company effectively acquired entities that owned the Royal Sonesta Hotel Boston in Cambridge, MA, (the "Cambridge Hotel"), and had leasehold interests in the Royal Sonesta Hotel New Orleans in New Orleans, LA (the "New Orleans Hotel"), for approximately $150.5 million. In connection with these transactions, the Company entered into hotel management agreements with Sonesta that provide for Sonesta to manage for the Company each of the Cambridge Hotel and the New Orleans Hotel. Since that time, the Company has rebranded additional hotels that it owns to Sonesta brands and management, and as of December 31, 2013, Sonesta was managing 22 of the Company's hotels pursuant to long-term management agreements. The Company currently leases all hotels that it owns and which are managed by Sonesta to one of the Company's taxable REIT subsidiaries.

The management agreements for the Company's full service hotels managed by Sonesta provide that the Company is paid a fixed minimum return equal to 8% of the Company's invested capital, as defined in the

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management agreements, if gross revenues of the hotel, after payment of hotel operating expenses and management and related fees to Sonesta (other than the incentive fee described below, if applicable), are sufficient to do so. The Company is to be paid an additional amount based upon the hotel's operating profit, as defined in the management agreement, after payment of Sonesta's incentive fee, if applicable. After payment of specified hotel operating expenses from the hotel's gross revenues, Sonesta is entitled to receive a base management fee equal to 3% of gross revenues. Additionally, under the management agreements, Sonesta is entitled to a reservation fee equal to 1.5% of gross room revenues, as defined in the management agreement, a system fee for centralized services of 1.5% of gross revenues, a procurement and construction supervision fee in connection with renovations equal to 3% of third party costs and an incentive fee equal to 20% of the hotels' operating profit after reimbursement to the Company and to Sonesta of certain advances, and payment to us of the Company's minimum returns. The management agreements expire in January 2037, and will be extended automatically for up to two successive 15 year renewal terms unless Sonesta elects not to renew the management agreements. The Company has the right to terminate each management agreement after three years without cause upon payment of a termination fee. The Company also has the right to terminate each management agreement without a termination fee if the Company's minimum return is less than 6% of the Company's invested capital during any three of four consecutive years. Both the Company and Sonesta have the right to terminate the management agreements upon a change of control, as defined in the management agreements, of the other party, and under certain other circumstances which, in the case of termination by Sonesta, may require the payment of a termination fee. Under the management agreements, the termination fee is an amount equal to the present value of the payments that would have been made to Sonesta between the date of termination and the scheduled expiration date of the agreements' current term as a base fee, reservation fee, system fee and an incentive fee, each as defined in the management agreements, if the agreement had not been terminated, calculated based upon the average of each of such fees earned in each of the three years ended prior to the date of termination and discounted at an annual rate equal to 8%. The management agreements for the Company's limited service hotels managed by Sonesta are substantially the same as the management agreements for the Company's full service Sonesta managed hotels, except that the base management fee payable to Sonesta is 5% of gross revenues and the Company's required working capital advance per room is less for the limited service hotels.

On June 28, 2013, the Company acquired the fee interest in the New Orleans Hotel from the third party owner from which the Company previously leased that hotel and, as a result, the lease with the third party terminated. Simultaneous with this acquisition, the Company and Sonesta amended and restated the prior management agreement the Company had with Sonesta for this hotel. The terms of the amended and restated management agreement are substantially the same as those contained in the Company's other management agreements with Sonesta relating to full service hotels. Prior to the Company's acquisition of the fee interest in the New Orleans Hotel, the annual rent payable by the Company under the prior lease for the New Orleans Hotel was calculated as 75% of the sum of the net profit of the hotel (hotel operating revenues less hotel operating expenses, including a 3% management fee to Sonesta), less capital expenditures made during the lease year. The management agreement for the New Orleans Hotel as in effect prior to the Company's acquisition of the fee interest in the New Orleans Hotel, provided that the Company was paid all cash flow of the hotel after the payment of operating expenses, including a management fee to Sonesta and rent expense.

In April 2012, the Company entered into a pooling agreement with Sonesta that combined the Company's management agreements with Sonesta for hotels that the Company owned for purposes of calculating gross revenues, payment of hotel operating expenses, payment of fees and distributions and the calculation of minimum returns due to the Company. The Company previously referred to this agreement and combination of hotels and management agreements as the Sonesta No. 1 agreement. The management agreements for all of our hotels managed by Sonesta, excluding, until June 28, 2013, the New Orleans Hotel, were included in the Sonesta No. 1 agreement. The amended and restated management agreement the Company entered with Sonesta for the New Orleans Hotel upon the Company acquiring the fee interest in that hotel was added to the Company's pooling agreement with

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Sonesta. The Company now refers to the pooling agreement and combination of its 22 Sonesta branded hotels and management agreements as the Sonesta agreement.

Pursuant to the Company's management agreements with Sonesta, the Company incurred management, system and reservation fees payable to Sonesta of $10.9 million for 2013. In addition, the Company also incurred procurement and construction supervision fees payable to Sonesta in connection with capital expenditures at the Company's hotels managed by Sonesta of $3.0 million for 2013. Under the Company's hotel management agreements with Sonesta, routine property maintenance, which is expensed, is an operating expense of the hotels and repairs and periodic renovations, which are capitalized, are funded by the Company, except in the case of the New Orleans Hotel for capital expenditures incurred prior to June 28, 2013, which were effectively borne 75% by the former lessor.

Under the Company's management agreements with Sonesta, the costs of advertising, marketing, promotional and public relations programs and campaigns, including "frequent stay" rewards programs, that are intended for the benefit of all the Sonesta hotels the Company owns, incurred by Sonesta are subject to reimbursement by the Company or otherwise treated as operating expenses of the Company's hotels, subject to the Company's approval of the applicable marketing program and cost allocation. Sonesta has developed a guest loyalty program and marketing program for the Sonesta hotels. The Board and Independent Trustees agreed, effective July 1, 2013, to the Company's reimbursement to Sonesta for these programs at rates not to exceed: 1.0% of the applicable hotel's room revenues for the Sonesta guest loyalty program; 1.0% of the total revenues from the Company's Sonesta managed hotels for the Sonesta marketing program; and 0.8% of the applicable hotel's room revenues for Sonesta's third party reservation transmission expenses.

In May 2013, the Company acquired a full service hotel in Duluth, GA and this hotel has been branded a Sonesta hotel, Sonesta Gwinnett Place. Sonesta is managing this hotel pursuant to a hotel management agreement on terms consistent with the Company's other applicable hotel management agreements with Sonesta. This hotel management agreement has been added to the combination agreement.

In September 2013, the Company entered an agreement to acquire a hotel in Orlando, FL for a purchase price of $21.0 million, excluding closing costs, which the Company intended to rebrand as a Sonesta hotel. On February 27, 2014, the Company terminated this agreement.

In January 2014, the Company agreed to sell its Sonesta hotel in Myrtle Beach, SC for $4.9 million. The Company currently expects to complete this sale in the second quarter of 2014. This pending sale is subject to customary closing conditions; accordingly, the Company cannot provide any assurance that it will sell this hotel or that the terms of the sale will not change.

The stockholders of Sonesta are Mr. Barry Portnoy and Mr. Adam Portnoy, who are the Company's Managing Trustees, and they also serve as directors of Sonesta. Sonesta's Chairman and Chief Executive Officer is an officer of RMR and formerly was the Company's Director of Internal Audit, and other officers and employees of Sonesta are former employees of RMR. In addition, RMR provides certain services to Sonesta.

Affiliates Insurance Company ("AIC"): The Company, RMR, TA and five other companies to which RMR provides management services each currently own 12.5% of AIC, an Indiana insurance company. All of the Company's Trustees and most of the trustees and directors of the other AIC shareholders currently serve on the board of directors of AIC. RMR provides management and administrative services to AIC pursuant to a management and administrative services agreement with AIC. The Company's Governance Guidelines provide that any material transaction between the Company and AIC shall be reviewed, authorized and approved or ratified by the affirmative votes of both a majority of the Board and a majority of the Company's Independent Trustees. The shareholders agreement among the Company, the other shareholders of AIC and AIC includes arbitration provisions for the resolution of disputes.

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As of the date of this proxy statement, the Company has invested approximately $5.2 million in AIC since its formation in 2008. The Company recognized income of $0.3 million related to its investment in AIC for 2013. In June 2013, the Company and the other shareholders of AIC purchased a one-year property insurance policy providing $500.0 million of coverage pursuant to an insurance program arranged by AIC and with respect to which AIC is a reinsurer of certain coverage amounts. The Company paid AIC a premium, including taxes and fees, of approximately $6.8 million in connection with that policy, which amount may be adjusted from time to time as the Company acquires or disposes of properties that are included in the policy. The Company periodically considers the possibilities for expanding its insurance relationships with AIC to include other types of insurance and may in the future participate in additional insurance offerings AIC may provide or arrange. The Company may invest additional amounts in AIC in the future if the expansion of this insurance business requires additional capital, but the Company is not obligated to do so. By participating in this insurance business with RMR and the other companies to which RMR provides management services, the Company expects that it may benefit financially by possibly reducing its insurance expenses or by realizing its pro rata share of any profits of this insurance business.

CommonWealth REIT is currently one of the shareholders of AIC. On March 25, 2014, as a result of the removal, without cause, of all of the trustees of CommonWealth REIT, CommonWealth REIT underwent a change in control, as defined in the shareholders agreement among the Company, the other shareholders of AIC and AIC. In April 2014, as a result of the change in control of CommonWealth REIT and in accordance with the terms of the shareholders agreement, the Company provided notice of exercise of its right to purchase shares of AIC CommonWealth REIT then owned. The Company expects that it and the other non-CommonWealth REIT shareholders will purchase pro rata all of the AIC shares CommonWealth REIT owns. As such, the Company expects to purchase 2,857 of those shares for approximately $0.8 million, and that following these purchases, the Company and the other remaining six shareholders will then each own approximately 14.3% of AIC.

Directors' and Officers' Liability Insurance: In July 2013, the Company, RMR and five other companies to which RMR provides management services purchased a combined directors' and officers' liability insurance policy providing $10.0 million in aggregate primary non-indemnifiable coverage and $5.0 million in aggregate excess coverage and the Company also purchased from an unrelated third party insurer a separate directors' and officers' liability insurance policy providing $5.0 million in coverage. The Company paid aggregate premiums of approximately $0.3 million for these policies.

The foregoing descriptions of the Company's agreements with TA, RMR, Sonesta and AIC are summaries and are qualified in their entirety by the terms of the agreements. A further description of the terms of certain of those agreements is included in the Annual Report and the Company's Annual Report on Form 10-K filed with the SEC, in each case for the year ended December 31, 2013. In addition, copies of certain of the agreements evidencing these relationships are filed with the SEC and may be obtained from the SEC's website, www.sec.gov.

The Company believes that its agreements with TA, RMR, Sonesta and AIC are on commercially reasonable terms. The Company also believes that its relationships with RMR, TA, Sonesta and AIC and their affiliated and related persons and entities benefit the Company, and, in fact, provide the Company with competitive advantages in operating and growing its business.

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SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Executive officers, Trustees and certain persons who own more than 10% of the Company's outstanding Common Shares are required by Section 16(a) of the Exchange Act and related regulations:

•
to file reports of their ownership of Common Shares with the SEC and the NYSE; and

•
to furnish the Company with copies of the reports.

The Company received written representations from each such person who did not file an annual statement on Form 5 with the SEC that no Form 5 was due. Based on its review of the reports and representations, the Company believes that all Section 16(a) reports were filed timely in 2013.

OWNERSHIP OF EQUITY SECURITIES OF THE COMPANY

Trustees and Executive Officers

The following table sets forth information regarding beneficial ownership of Common Shares by each Trustee, each Trustee nominee, each individual named in the 2013 Summary Compensation Table on page 52, and the Company's Trustees, Trustee nominees and executive officers as a group, all as of April 7, 2014. Unless otherwise noted, voting power and investment power in the Company's Common Shares are exercisable solely by the named person.

Name and Address*	Aggregate Number of Shares Beneficially Owned	Percent of Outstanding Shares**	Additional Information
Barry M. Portnoy	453,313.489	Less than 1%	Includes 18,109.85 Common Shares owned by RMR, of which RMR Trust is the sole member. Mr. Barry Portnoy is the Chairman and a director of RMR, and the Chairman, majority beneficial owner and a trustee of RMR Trust. These Common Shares were issued in payment of the incentive fee paid by the Company to RMR pursuant to the business management agreement between the Company and RMR.
Adam D. Portnoy	147,816.15	Less than 1%
			Includes 14,817.15 Common Shares owned by RMR, of which RMR Trust is the sole member. Mr. Adam Portnoy is the President and Chief Executive Officer and a director of RMR, and the President and Chief Executive Officer, a beneficial owner and a trustee of RMR Trust. These Common Shares were issued in payment of the incentive fee paid by the Company to RMR pursuant to the business management agreement between the Company and RMR

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John G. Murray	66,900	Less than 1%
Ethan S. Bornstein	51,650	Less than 1%
Mark L. Kleifges	51,000	Less than 1%
John L. Harrington	21,260.038	Less than 1%
William A. Lamkin	12,500	Less than 1%
Bruce M. Gans, M.D.	11,560	Less than 1%	Includes 139 shares purchased by an investment adviser and held in trust.

All Trustees and executive officers as a group (eight persons)	815,999.677	Less than 1%
*
The address of each identified person or entity is: c/o Hospitality Properties Trust, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.

**
Based on 149,627,796 Common Shares outstanding as of March 10, 2014.

Principal Shareholders

Set forth in the table below is information about the number of shares held by persons the Company knows to be the beneficial owners of more than 5% of the Company's Common Shares.

Name and Address	Aggregate Number of Shares Beneficially Owned*	Percent of Outstanding Shares**	Additional Information
The Vanguard Group, Inc. ("Vanguard") 100 Vanguard Boulevard Malvern, Pennsylvania 19355 Vanguard Specialized Funds – Vanguard REIT Index Fund ("Vanguard REIT") 100 Vanguard Boulevard Malvern, Pennsylvania 19355	18,924,482	12.6%	Based solely on a Schedule 13G/A filed with the SEC on February 11, 2014 by Vanguard:

•

Vanguard beneficially owns 18,924,482 Common Shares, and has sole voting power over 275,346 Common Shares, shared voting power over 95,950 Common Shares, sole dispositive power over 18,715,497 Common Shares and shared dispositive power over 208,985 Common Shares.

•

Vanguard Fiduciary Trust Company, a wholly-owned subsidiary of Vanguard, beneficially owns 81,725 Common Shares as a result of its serving as investment manager of collective trust accounts.

•

Vanguard Investments Australia,  Ltd., a wholly-owned subsidiary of Vanguard, beneficially owns 320,881 Common Shares as a result of its serving as investment manager of Australian investment offerings.

•

Based solely on a Schedule 13G filed with the SEC on February 4, 2014 by Vanguard REIT, Vanguard REIT beneficially owns 10,028,534 Common Shares.

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Capital World Investors 333 South Hope Street Los Angeles, California 90071	14,156,353	9.5%	Based solely on a Schedule 13G/A filed with the SEC on February 13, 2014 by Capital World Investors:

•

Capital World Investors, which is a division of Capital Research and Management Company, has sole voting and dispositive power over 14,156,353 Common Shares and is deemed to be the beneficial owner of such Common Shares as a result of Capital Research and Management Company acting as investment adviser to various investment companies registered under Section 8 of the Investment Company Act of 1940.

•

One or more clients of Capital World Investors has the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, the Common Shares, and Capital World Investors holds more than 5% of the outstanding Common Shares on behalf of The Income Fund of America.

BlackRock, Inc. ("BlackRock") 40 East 52nd Street New York, New York 10022	13,356,612	8.9%	Based solely on a Schedule 13G/A filed with the SEC on January 29, 2014 by BlackRock:

•

BlackRock beneficially owns 13,356,612 Common Shares, and has sole voting power over 12,686,581 Common Shares and sole dispositive power over 13,356,612 Common Shares.

•

BlackRock is the parent holding company for certain subsidiaries that have acquired the Company's shares and that are listed in that Schedule 13G/A.

*
As of December 31, 2013.

**
The Company's Declaration of Trust and Bylaws place restrictions on the ability of any person or group to acquire beneficial ownership of more than 9.8% of any class of the Company's shares. Vanguard, however, is an Excepted Person, as defined in the Company's Declaration of Trust, and an "Excepted Holder", as defined in the Company's Bylaws, and therefore is not subject to this ownership limit. The percentages indicated are based on 149,627,796 Common Shares outstanding as of March 10, 2014.

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COMPENSATION DISCUSSION AND ANALYSIS

Compensation Overview

This Compensation Discussion and Analysis provides a detailed description of the Company's executive compensation philosophy and programs, the compensation decisions the Compensation Committee made under those programs in 2013 and the factors which impacted those decisions. This Compensation Discussion and Analysis discusses the compensation of the Company's "named executive officers" for 2013, who are the officers for whom compensation disclosure is required to be made in this proxy statement under SEC rules. For 2013, the Company's named executive officers were:

Name	Title

John G. Murray	President and Chief Operating Officer
Mark L. Kleifges	Treasurer and Chief Financial Officer
Ethan S. Bornstein	Senior Vice President

The Company does not have any employees. The Company's manager, RMR, provides services that otherwise would be provided by employees. The Company's named executive officers are employees of RMR. RMR conducts the Company's day to day operations on the Company's behalf and compensates the Company's named executive officers, Messrs. Murray, Kleifges and Bornstein, directly and in its sole discretion in connection with their services rendered to the Company and to RMR. The Company does not pay its named executive officers salaries or bonuses or provide other compensatory benefits except for the grants of shares under the Share Award Plan, discussed below. Except for the restricted share grant agreements discussed below under "Change in Control," none of the Company's named executive officers has an employment agreement with the Company or any agreement that becomes effective upon his termination or a change in control of the Company. Although the Compensation Committee reviews and approves the Company's business management and property management agreements with RMR, it is not involved in compensation decisions made by RMR for its employees other than the employee serving as the Company's Director of Internal Audit. The Company's payments to RMR are described in "Certain Related Person Transactions" on page 35 of this proxy statement.

Compensation Philosophy

The Company's compensation program for its executive officers consists of grants of shares under the Share Award Plan. The Compensation Committee believes that these share grants recognize the Company's executive officers' scope of responsibilities, reward demonstrated performance and leadership, motivate future performance and further align the interests of the executive officers with those of the Company's shareholders.

Overview of 2013 Compensation Actions

In September 2013, the Chair of the Compensation Committee met with the Managing Trustees and the chairs of the compensation committees of the other public companies for which RMR provides management services. RMR provides management services to the Company, CommonWealth REIT, Government Properties Income Trust, Select Income REIT, Senior Housing Properties Trust, Five Star Quality Care, Inc. and TravelCenters of America LLC. The purposes of this meeting were, among other things, to discuss compensation philosophy and factors that may affect compensation decisions, to consider the compensation payable to the Company's Director of Internal Audit (who provides services to the Company and to other companies managed by RMR), to consider the allocation of internal audit and related services costs among the Company and other companies to which RMR provides such services,

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to provide a comparative understanding of potential share grants by the Company and the other companies to which RMR provides management services and to hear and consider recommendations from the Company's Managing Trustees concerning potential share grants. The share grants made by the other companies managed by RMR are considered to be appropriate comparisons because of the similarities between certain services the Company requires from the Company's share grantees and the services provided by grantees providing similar services to these other companies. Subsequent to this meeting, the members of the Compensation Committee held a meeting at which the Committee Chair provided a report of the information discussed with the Managing Trustees and others, and made recommendations for share grants to the Company's named executive officers. The Compensation Committee then discussed these recommendations and other factors, including the following factors for the 2013 share grants: (i) the value of the proposed share grants; (ii) the historical awards previously granted to each named executive officer and the corresponding values at the time of the grants; (iii) the recommendations of RMR as presented by the Managing Trustees; (iv) the value of share grants to named executive officers providing comparable services at other REITs and companies managed by RMR; (v) changes, if any, in the responsibilities assigned to, or assumed by, each named executive officer during the past year and on a going forward basis; (vi) the length of historical services to the Company by each named executive officer; (vii) the responsibilities of each named executive officer and the Compensation Committee's perception regarding the quality of the services provided by each named executive officer in carrying out those responsibilities; and (viii) the Company's financial and operating performance in the past year and the Company's perceived future prospects. The Compensation Committee's starting premise each year is to award the Company's named executive officers the same number of shares as they were awarded in the prior year in an effort to meet the recipients' expectations. The Compensation Committee then considered these multiple factors in determining whether to increase or decrease the amounts of the prior year's grants. There was no formulaic approach in the use of these various factors in determining the number of shares to award to each executive officer. The share amounts were determined on a subjective basis, using the various factors in the Compensation Committee's sole discretion. The named executive officers did not participate in these meetings and were not involved in determining or recommending the amount or form of executive compensation they receive from the Company. The Compensation Committee did not engage a compensation consultant to participate in the determination or recommendation of the amount or form of executive compensation.

Analysis of 2013 Grants under the Share Award Plan

Although the Company does not pay any cash compensation directly to its officers and has no employees, the Company has adopted the Share Award Plan to reward the Company's named executive officers and other RMR employees who provide services to the Company and to foster a continuing identity of interest between them and the Company's shareholders. The Company awards shares under the Share Award Plan to recognize the named executive officers' scope of responsibilities, reward demonstrated performance and leadership, motivate future performance, align the interests of the Company's executives with those of the Company's other shareholders and motivate the executives to remain employees of the Company's manager and to continue to provide services to the Company through the term of the awards.

Under its charter, the Compensation Committee evaluates, approves and administers the Company's equity compensation plans, which currently consist solely of the Share Award Plan providing for the grants of Common Shares. The Compensation Committee has historically determined to use grants of restricted Common Shares rather than stock options as equity compensation. Because the value of the Common Shares may be determined in part by reference to its dividend yield relative to market interest rates rather than by its potential for capital appreciation, the Company believes a conventional stock option plan might not provide appropriate incentives for management for a business like that of the Company, but a share grant plan may create a better identity of interests between management and other shareholders. Also, because the Company believes a stock option plan could have the potential to encourage excessive short-term risk taking, the Company has historically granted restricted shares rather than stock options.

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The Compensation Committee uses comparative information about other REITs managed by RMR as additional data to help it determine whether it is awarding share amounts that are reasonable based on the characteristics of those REITs and their respective officers. The Compensation Committee also considers the size and structure of the other REITs and other RMR managed businesses, and the experience, length of service and scope of duties and responsibilities of the officers at these other companies to assess the appropriateness of the value of the share awards proposed for the Company's officers in light of the proposed awards for officers with comparable roles at the other companies. The Compensation Committee reviewed the compensation data regarding the other REITs and their officers, together with the other factors discussed above, but the Compensation Committee did not undertake a detailed comparison of the named executive officers across the REITs or other companies managed by RMR or assign weight to any particular characteristic of these other companies or their officers because the Compensation Committee determines the share amounts in its sole discretion on a non-formulaic basis. In 2013, the Compensation Committee considered the foregoing factors and decided to increase the number of shares awarded to the Company's named executive officers to 7,500 Common Shares from the 7,000 Common Shares awarded in 2012 in accordance with the recommendation of the Company's Managing Trustees. In 2013, the Compensation Committee also determined that it would be appropriate to provide that unvested share awards under the Share Award Plan, including those held by the Company's named executive officers, would vest upon the occurrence of certain corporate "change in control" events. For more information on potential payments upon a change in control, see page 53.

The Company determines the fair market value of the shares granted based on the closing price of the Company's Common Shares on the date of grant. The Compensation Committee has imposed, and may impose, vesting and other conditions on the granted Common Shares because it believes that time based vesting encourages the recipients of the share awards to remain employed by RMR and to continue to provide services to the Company. The Compensation Committee currently uses a vesting schedule under which one fifth of the shares vest immediately and the remaining shares vest in four equal, consecutive annual installments commencing on the first anniversary of the date of grant. The Compensation Committee utilizes a four year time based vesting schedule as an incentive to provide services for a long-term and in consideration of the tax treatment of the share grants to the Company and to the recipients. In the event a recipient who has been granted a share award ceases to perform duties for the Company or ceases to be an officer or an employee of RMR or any company that RMR manages during the vesting period, the Company may cause the forfeiture of, or the Company may repurchase for nominal consideration, the Common Shares that have not yet vested. As with other issued Common Shares, vested and unvested shares awarded under the Share Award Plan are entitled to receive distributions that the Company makes on the Common Shares.

Because the consideration of share awards by the Compensation Committee and the Board is determined on a regular schedule (i.e., in September for the Company's officers and employees of RMR and at the first meeting of the Board after the Annual Meeting of Shareholders for the Trustees), the proximity of any grants to earnings announcements or other market events, if any, is coincidental.

The Compensation Committee believes that its compensation philosophy and programs are designed to foster a business culture that aligns the interests of its named executive officers with those of its shareholders. The Compensation Committee believes that the equity compensation of its named executive officers is appropriate to the goal of providing shareholders dependable, long-term returns.

Say on Pay Results

The Company's current policy, consistent with the prior vote of the Company's shareholders, is to provide shareholders with an opportunity to approve the compensation of named executive officers each year at the Annual Meeting of Shareholders. Accordingly, the Company is providing shareholders with an opportunity to approve the compensation of the named executive officers in this proxy statement. For more information, see Item 3 on page 56 of this proxy statement. In evaluating the Company's compensation process for 2013, the Compensation Committee generally considered the results of the advisory vote of the Company's shareholders on the compensation of the executive officers named in the

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proxy statement for the Company's 2013 Annual Meeting of Shareholders. The Compensation Committee noted that approximately 95% of votes cast approved the compensation of the named executive officers as described in the Company's 2013 proxy statement. The Compensation Committee considered these voting results as supportive of the committee's general executive compensation practices, which have been consistently applied since that prior vote of the Company's shareholders on the Company's executive compensation.

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REPORT OF THE COMPENSATION COMMITTEE

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management. Based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference into the Annual Report on Form 10-K for the year ended December 31, 2013.

John L. Harrington, Chair Bruce M. Gans, M.D. William A. Lamkin

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Compensation Committee is comprised entirely of the three Independent Trustees listed above. No member of the Compensation Committee is a current, or during 2013 was a former, officer or employee of the Company. During 2013, no member of the Compensation Committee had a relationship that must be described under SEC rules relating to disclosure of related person transactions. In 2013, none of the Company's executive officers served (i) on the compensation committee of any entity that had one or more of its executive officers serving on the Board or the Compensation Committee of the Company, or (ii) on the board of directors or board of trustees of any entity that had one or more of its executive officers serving on the Compensation Committee of the Company. Members of the Compensation Committee serve as independent trustees or independent directors and compensation committee members of other public companies to which RMR provides management services.

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EXECUTIVE COMPENSATION

The following tables, narratives and footnotes discuss the compensation of the Company's President and Chief Operating Officer, the Treasurer and Chief Financial Officer and Senior Vice President during 2013, who are the Company's named executive officers. None of the Company's named executive officers are employed by the Company. The Company's manager, RMR, provides services that otherwise would be provided by employees and compensates the named executive officers directly and in RMR's sole discretion in connection with their services rendered to RMR and to the Company. The Company does not pay the Company's executive officers salaries or bonuses or provide other compensation or employee benefits except for the grants of shares under the Share Award Plan.

2013 Summary Compensation Table

Name and Principal Position	Year	Stock Awards ($)*	All Other Compensation ($)**	Total ($)

John G. Murray	2013	$205,650	$19,412	$225,062
President, Chief Operating Officer and	2012	175,140	17,638	192,778
Assistant Secretary	2011	169,330	15,660	184,990

Mark L. Kleifges	2013	205,650	19,412	225,062
Treasurer and Chief Financial Officer	2012	175,140	17,638	192,778
	2011	169,330	15,624	184,954

Ethan S. Bornstein	2013	205,650	19,412	225,062
Senior Vice President	2012	175,140	17,638	192,778
	2011	169,330	15,624	184,954

*
Represents the grant date fair value of shares granted in 2013, 2012 and 2011, as applicable, compiled in accordance with FASB Accounting Standards Codification Topic 718, "Compensation—Stock Compensation," or ASC 718. No assumptions are used in this calculation.

**
Consists of cash distributions in the applicable year on unvested shares received in connection with cash distributions the Company paid to all of the Company's shareholders.

2013 Grants of Plan Based Awards

Share awards granted by the Company to the named executive officers in 2013 provide that one fifth of each award vests on the grant date and one fifth vests on each of the next four anniversaries of the grant date. In the event a recipient who has been granted a share award ceases to perform duties for the Company or ceases to be an officer or an employee of RMR or any company that RMR manages during the vesting period, at the Company's option, the recipient shall forfeit or the Company may repurchase the Common Shares that have not yet vested for nominal consideration. Holders of vested and unvested shares awarded under the Share Award Plan are eligible to receive distributions that the Company makes on its shares on the same terms as other holders of the Common Shares.

The following table shows shares granted in 2013, including vested and unvested grants.

Name	Grant Date	All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock and Option Awards*

John G. Murray	9/13/2013	7,500	$205,650
Mark L. Kleifges	9/13/2013	7,500	205,650
Ethan S. Bornstein	9/13/2013	7,500	205,650

*
Equals the number of shares multiplied by the closing price on the date of grant, which is also the grant date fair value under ASC 718. No assumptions are used in this calculation.

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2013 Outstanding Equity Awards at Fiscal Year-End

		Stock Awards
Name	Year Granted	Number of Shares or Units of Stock That Have Not Vested (#)*	Market Value of Shares or Units of Stock That Have Not Vested ($)**

John G. Murray	2013	6,000	$162,180
	2012	4,200	113,526
	2011	2,800	75,684
	2010	1,200	32,436

Mark L. Kleifges	2013	6,000	162,180
	2012	4,200	113,526
	2011	2,800	75,684
	2010	1,200	32,436

Ethan S. Bornstein	2013	6,000	162,180
	2012	4,200	113,526
	2011	2,800	75,684
	2010	1,200	32,436

*
The shares granted in 2013 were granted on September 13, 2013; the shares granted in 2012 were granted on September 14, 2012; the shares granted in 2011 were granted on September 16, 2011; and the shares granted in 2010 were granted on September 17, 2010.

**
Equals the number of shares multiplied by the closing price of the Company's Common Shares on December 31, 2013.

2013 Stock Vested

The following table shows share grants that vested in 2013, including shares granted in prior years.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)*

John G. Murray	6,700	$185,158
Mark L. Kleifges	6,700	185,158
Ethan S. Bornstein	6,700	185,158

*
Equals the number of shares multiplied by the closing price on the 2013 dates of vesting of grants made in 2013 and prior years.

Potential Payments upon Termination or Change in Control

From time to time, the Company has entered into arrangements with former employees of RMR in connection with the termination of their employment with RMR, providing for the acceleration of vesting of restricted shares previously granted to them under the Share Award Plan. Although the Company has no formal policy, plan or arrangement for payments to employees of RMR in connection with their termination of employment with RMR, the Company may in the future provide on a discretionary basis for similar payments depending on various factors the Company then considers relevant and if the Company believes it is in the its best interests to do so.

On September 13, 2013, the Compensation Committee approved grants of 7,500 restricted Common Shares to each of Mr. John Murray, Mark Kleifges and Ethan Bornstein. These grants were valued at

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$27.42 per Common Share, the closing price of the Common Shares on the NYSE on the date of grant and were made under the Share Award Plan. The award letter for each of these grants provides for vesting of the restricted Common Shares in five equal installments beginning on the date of grant and acceleration of vesting of all restricted share grants (including those previously awarded) upon the occurrence of certain change of control or termination events with respect to the Company's business and property management agreements with RMR (a "Termination Event").

The following table describes the potential payments to the Company's named executive officers upon a Termination Event as of December 31, 2013.

Name	Number of Shares Vested Upon Termination Event (#)	Value Realized on Termination Event as of December 31, 2013 ($)*

John G. Murray	14,200	$383,826
Mark L. Kleifges	14,200	383,826
Ethan S. Bornstein	14,200	383,826

*
Equals the number of shares multiplied by the closing price of the Company's Common Shares on December 31, 2013.

REPORT OF THE AUDIT COMMITTEE

In the course of the Audit Committee's oversight of the Company's financial reporting process, the committee has: (i) reviewed and discussed with management the audited financial statements for the year ended December 31, 2013; (ii) discussed with Ernst & Young LLP, the Company's independent auditors, the matters required to be discussed under PCAOB Accounting Standard No. 16; (iii) received the written disclosures and the letter from the auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditors' communications with the Audit Committee concerning independence; (iv) discussed with the independent auditors their independence; and (v) considered whether the provision of non-audit services by the independent auditors is compatible with maintaining their independence and concluded that it is compatible at this time.

Based on the foregoing review and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2013, for filing with the SEC.

William A. Lamkin, Chair Bruce M. Gans, M.D. John L. Harrington

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APPROVAL OF AMENDMENT TO THE DECLARATION OF TRUST TO PERMIT THE ANNUAL ELECTION OF ALL TRUSTEES (ITEM 2)

The Company's Declaration of Trust currently divides the Company's Board into three groups, with each group elected to serve a three-year term. The Company has had a classified Board since its formation in 1995. Under this structure, only one group of Trustees is considered for election each year.

The Board believes that this classified structure provides important benefits, such as assuring continuity of the Company's business strategy, enhancing the stability of the Board, reinforcing a commitment to long-term shareholder value and reducing the Company's vulnerability to coercive takeover tactics. The Board, however, also recognizes that many shareholders believe that a classified board structure reduces the accountability of Trustees to shareholders because the Trustees do not face an annual election. After carefully weighing these and other considerations, including evolving governance practices and the best interests of the Company and its shareholders, the Board determined that moving to annual elections of all Trustees is in the best interests of the Company and its shareholders. Accordingly, the Board asks you to approve an amendment to the Declaration of Trust to declassify the Board and permit annual elections for all of the Company's Trustees. The Board has unanimously adopted this amendment, subject to shareholder approval at the annual meeting.

The proposed amendment would modify Section 2.1(a)(i) of Article II of the Declaration of Trust to eliminate the Board's classified structure. Trustees elected to three-year terms prior to the effectiveness of the proposed amendment (including the Trustees elected at the 2014 Annual Meeting of Shareholders) will complete those terms and, prior to the 2017 Annual Meeting of Shareholders, any Trustee elected to fill a vacancy resulting from death, incapacity, resignation or removal of an existing Trustee will hold office for the same remaining term as that of his predecessor. Beginning with the 2017 Annual Meeting of Shareholders, all Trustees will stand for election annually.

More specifically:

•
The Group I Trustees elected at the 2014 Annual Meeting of Shareholders will be elected to serve three-year terms, which expire at the 2017 Annual Meeting of Shareholders. Beginning with the 2017 Annual Meeting of Shareholders, Group I Trustees will stand for election on an annual basis, for one-year terms.

•
The Group II Trustees will serve the remainder of their elected terms, which expire at the 2015 Annual Meeting of Shareholders. Beginning with the 2015 Annual Meeting of Shareholders, the Group II Trustees will stand for election on an annual basis, for one-year terms.

•
The Group III Trustee will serve the remainder of his elected term, which expires at the 2016 Annual Meeting of Shareholders. Beginning with the 2016 Annual Meeting of Shareholders, the Group III Trustee will stand for election on an annual basis, for a one-year term.

If the Company's shareholders do not approve this proposal, the Trustees will continue to be elected in three groups with three-year terms.

A copy of Section 2.1(a)(i) of Article II of the Declaration of Trust reflecting the proposed amendment is attached as Annex A to this proxy statement. Proposed deletions are indicated by strike-outs and proposed additions are indicated in underlines.

Approval of the amendment to the Declaration of Trust to permit the annual election of all Trustees requires the affirmative vote of two-thirds of all votes entitled to be cast, in person or by proxy, at the Annual Meeting of Shareholders.

The Board of Trustees recommends a vote FOR the approval of the amendment to the Declaration of Trust to permit the annual election of all Trustees.

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ADVISORY VOTE TO APPROVE EXECUTIVE
COMPENSATION (ITEM 3)

As required by Section 14A of the Exchange Act, the Company seeks a non-binding advisory vote from its shareholders to approve the compensation of its named executive officers as described in the "Compensation Discussion and Analysis" section beginning on page 47 and the "Executive Compensation" section beginning on page 52.

The Company does not have any employees. The Company's manager, RMR, conducts the Company's day to day operations on the Company's behalf and provides services to the Company that otherwise would be provided by employees. Each of the Company's named executive officers is an employee of RMR and the officers' services are provided to the Company by RMR. RMR compensates the named executive officers directly and in its sole discretion in connection with the officers' services rendered to the Company and to RMR. None of the named executive officers has an employment agreement with the Company and the Company does not pay them salaries or bonuses, or provide them other compensation or benefits, except for the grants of shares under the Share Award Plan described in the "Compensation Discussion and Analysis" and "Executive Compensation" sections.

In deciding how to vote on this proposal, the Board encourages you to read the "Compensation Discussion and Analysis" section beginning on page 47 for a detailed description of the Company's executive compensation philosophy and program, the compensation decisions the Compensation Committee has made under that program and the factors considered in making those decisions. In particular, you should consider that grants of shares under the Share Award Plan reward the Company's named executive officers and foster a continuing identity of interest between them and the Company's shareholders. The Company awards shares under the Share Award Plan to recognize the named executive officers' scope of responsibilities, reward demonstrated performance and leadership, motivate future performance, align the interests of the executives with those of the Company's other shareholders and motivate the executives to remain employees of the Company's manager and to continue to provide services to the Company through the term of the awards. The Company's award of shares under the Share Award Plan is designed to reward executive performance that contributes to the Company's success and increases shareholder value.

The Board recommends that shareholders vote FOR the following resolution:

RESOLVED: That the shareholders of the Company approve, on a nonbinding, advisory basis, the compensation paid to the Company's named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the "Compensation Discussion and Analysis" in this proxy statement.

Because your vote is advisory, it will not be binding upon the Board or the Compensation Committee. However, the Board values shareholders' opinions and the Compensation Committee will take into account the outcome of the vote when considering future executive compensation decisions.

Approval of executive compensation requires the affirmative vote of a majority of the votes cast in person or by proxy at the Annual Meeting of Shareholders.

The Board of Trustees recommends a vote FOR the advisory vote to approve executive compensation.

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RATIFICATION OF THE
APPOINTMENT OF ERNST & YOUNG LLP
AS INDEPENDENT AUDITORS (ITEM 4)

The Audit Committee has the sole authority and responsibility to hire, evaluate and, where appropriate, replace the Company's independent auditors and is directly responsible for the appointment, compensation and general oversight of the work of the independent auditors. The Audit Committee is responsible for approving the audit and permissible non-audit services provided by the independent auditors and the associated fees.

The Audit Committee evaluates the performance of the Company's independent auditors each year and determines whether to reengage the current independent auditors or consider other audit firms. In doing so, the Audit Committee considers the quality and efficiency of the services provided by the auditors and the auditors' technical expertise and knowledge of the Company's operations and industry. In connection with the mandated rotation of the independent auditors lead engagement partner, the Audit Committee and its chair consider the selection of the new lead engagement partner identified by the independent auditors.

Based on this evaluation, the Audit Committee has appointed Ernst & Young LLP to serve as independent auditors for the fiscal year ending December 31, 2014. Ernst & Young LLP has served as the Company's independent auditors since 2002 and is considered by management and the Audit Committee to be well qualified. Further, the Audit Committee and the Board believe that the continued retention of Ernst & Young LLP to serve as the independent auditors is in the best interests of the Company and its shareholders.

As a matter of good corporate governance, the Audit Committee submits its selection of the independent auditors to the Company's shareholders for ratification. If the shareholders should not ratify the appointment of Ernst & Young LLP, the Audit Committee will reconsider the appointment.

Audit Fees and All Other Fees

The following table shows the fees for audit and other services provided by Ernst & Young LLP for the fiscal years 2013 and 2012.

	2013 Fees	2012 Fees

Audit Fees	$1,088,709	$1,002,568
Audit-Related Fees	—	—
Tax Fees	23,300	22,450
All Other Fees	—	—

Audit Fees. This category includes fees associated with the annual financial statements audit and related audit procedures, the audit of internal control over financial reporting, work performed in connection with any registration statements and applicable Current Reports on SEC Form 8-K and the review of the Company's Quarterly Reports on SEC Form 10-Q.

Audit-Related Fees. This category consists of services that are reasonably related to the performance of the audit or review of financial statements and are not included in "Audit Fees." These services principally include due diligence in connection with acquisitions, consultation on accounting and internal control

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matters, audits in connection with proposed or consummated acquisitions, information systems audits and other attest services.

Tax Fees. This category consists of fees for tax services, including tax compliance, tax advice and tax planning.

All Other Fees. This category consists of services that are not included in the above categories.

Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

The Audit Committee has established policies and procedures that are intended to control the services provided by the Company's independent auditors and to monitor their continuing independence. Under these policies, no services may be undertaken by the independent auditors unless the engagement is specifically approved by the Audit Committee or the services are included within a category that has been approved by the Audit Committee. The maximum charge for services is established by the Audit Committee when the specific engagement or the category of services is approved. In certain circumstances, the Company's management is required to notify the Audit Committee when approved services are undertaken and the Audit Committee or its Chair may approve amendments or modifications to the engagement or the maximum fees. The Company's Director of Internal Audit is responsible for reporting to the Audit Committee regarding compliance with these policies and procedures.

The Audit Committee will not approve engagements of the independent auditors to perform non-audit services for the Company if doing so will cause the independent auditors to cease to be independent within the meaning of applicable SEC or NYSE rules. In other circumstances, the Audit Committee considers, among other things, whether the Company's independent auditors are able to provide the required services in a more or less effective and efficient manner than other available service providers and whether the services are consistent with the Public Company Accounting Oversight Board Rules.

All services for which the Company engaged its independent auditors in 2013 and 2012 were approved by the Audit Committee. The total fees for audit and non-audit services provided by Ernst & Young LLP in 2013 and 2012 are set forth above. The tax fees charged by Ernst & Young LLP during 2013 and 2012 were for tax compliance services, including those related to the Company's income tax returns for the fiscal years ended December 31, 2012 and 2011, respectively. The Audit Committee approved the engagement of Ernst & Young LLP to provide these non-audit services because it determined that Ernst & Young LLP providing these services would not compromise Ernst & Young LLP's independence and that the firm's familiarity with the Company's record keeping and accounting systems would permit the firm to provide these services with equal or higher quality, more quickly and at a lower cost than the Company could obtain these services from other providers.

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Other Information

The Company has been advised by Ernst & Young LLP that neither the firm, nor any member of the firm, has any material interest, direct or indirect, in any capacity in the Company or its subsidiaries.

One or more representatives of Ernst & Young LLP will be present at this year's Annual Meeting of Shareholders. The representatives will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

Ratification of the appointment of the independent auditors requires the affirmative vote of a majority of the votes cast in person or by proxy at the Annual Meeting of Shareholders.

The Board of Trustees recommends a vote FOR the ratification of the appointment of Ernst & Young LLP as independent auditors.

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SHAREHOLDER PROPOSAL (ITEM 5)

The following proposal was submitted by a shareholder. If the shareholder proponent, or a representative who is qualified under applicable law, is present and properly submits such proposal for a vote, then the proposal will be voted on at the Annual Meeting of Shareholders. In accordance with federal securities regulations, the Company includes the shareholder proposal plus any supporting statements exactly as submitted by the proponent. So readers can easily distinguish between information provided by the proponent and information provided by the Company, there is a box around the information provided by the proponent.

Shareholder Proposal Regarding Maryland's Unsolicited Takeovers Act

UNITE HERE!, 1775 K Street, NW, Suite 620, Washington, D.C. 20006, owner of 190 Common Shares, submitted the following proposal:

RESOLVED, that shareholders of Hospitality Properties Trust (the "Company") urge the Board to take all steps necessary under applicable law to cause the Company to opt out of Maryland's Unsolicited Takeover Act (Title 3, subtitle 8 of the Maryland General Corporation Law, the "Takeover Act"), and to require approval by a majority of shareholders casting votes before opting back into the Act.

Supporting Statement:
This proposal urges the Board to take actions required for the Company to opt out of provisions of Maryland's Unsolicited Takeover Act. The Takeover Act permits the Board, without shareholder approval, to implement various takeover defenses, such as classifying the board, expanding the board with vacancies filled only by vote of other directors, and requiring a two-thirds vote for removal of a director. These defenses may adversely affect shareholder value by discouraging offers to acquire the Company that could be beneficial to shareholders.

In recent years, shareholders have repeatedly voted for proposals that would strengthen our Company's governance structure:

  •
  In 2012 and 2013, the Company reappointed two Board members who resigned after failing to obtain the majority vote standard required by our By-Laws.
  •
  In 2010 and 2012, proposals to remove certain of HPT's supermajority voting requirements were supported by more than 70% of outstanding shares, but not implemented.
  •
  For four years, shareholders have voted overwhelmingly to declassify the Company's Board.

Research on anti-takeover statutes such as the Act indicates that these statutes fail to protect shareholder interests. Empirical studies have shown that state anti-takeover statutes harm shareholders by failing to maximize profit and by leading to uncertainty for shareholders (Macey, 1988). Robust econometric data shows that anti-takeover statutes increase agency managerial cost and reduce shareholder wealth (Subramanian, 2002). Further, studies have shown that because they protect managers from removal, they reduce incentives for managers to operate as profitably as possible (Booth, 1988).

The US hotel industry has witnessed improved operating fundamentals in recent years. If the previous cycle is any indication, shareholders can expect to see stepped-up merger activity in the coming years.

In our view, the ability of shareholders to hold management accountable is particularly important where companies engage in significant related party transactions. HPT is one such company. HPT relies on a company called RMR, owned by HPT Trustees Barry and Adam Portnoy, to conduct the Trust's day to day operations. HPT and RMR share managing trustees and officers; RMR also provides services to other public companies connected to HPT's Independent Trustees.

Hospitality Properties already opts out of two companion provisions of Maryland REIT law governing business combinations, in section 5.15 of our Declaration of Trust. Opting out of the Takeover Act would indicate HPT is taking a positive step to improve its corporate governance, which we believe is correlated to long-term stock performance. We urge shareholders to vote YES.

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Company's Statement About UNITE HERE's Proposal Regarding the Maryland Unsolicited Takeovers Act

The Takeover Act makes available to Maryland corporations and REITs, including the Company, various measures to resist an unsolicited takeover which boards may employ to protect or enhance shareholder value. The Takeover Act empowers the Board to adopt certain takeover defenses, force a potential acquirer to negotiate with the Board for the highest possible price and prevent a potential acquirer from simply packing the Board with its own nominees. The Board believes that such anti-takeover protection may enhance shareholder value.

The proponent of the proposal relies on articles written more than two decades ago to argue that anti-takeover provisions harm shareholders. Contemporary studies in fact show that provisions like those in the Takeover Act may benefit companies and their shareholders.

  •
  By protecting a company from unsolicited takeovers, anti-takeover provisions allow management to focus on and facilitate long-term value creation. (Gary Caton, Choo Yong and Jeremy Goh, "Corporate Governance, Shareholder Rights, and Shareholder Rights Plans: Poison, Placebo, or Prescription?" Journal of Financial and Quantitative Analysis (2008))

  •
  Anti-takeover provisions correlate positively with corporate innovation and long-term value creation. (Thomas J. Chemmanur and Xuan Tian, "Do Anti-Takeover Provisions Spur Corporate Innovation?" AFA 2012 Chicago Meetings Paper (2012))

  •
  Companies with strong anti-takeover provisions performed better than companies without such defenses, including higher returns for shareholders and profitability, among other indicia of corporate performance. (Lawrence D. Brown and Marcus L. Caylor, "Corporate Governance and Firm Performance" (2004))

  •
  Public companies with higher quality managers generally have a greater number of anti-takeover provisions and achieve better operating and stock return performance compared to public companies with lower quality managers. (Thomas J. Chemmanur, Imants Paeglis and Karen Simonyan (2007))

  •
  The fact that shareholders have a "revealed preference" for companies with anti-takeover provisions undermines the theory that such provisions necessarily reduce shareholder wealth. (Lynn A. Stout, "Do Antitakeover Defenses Decrease Shareholder Wealth? The Ex Post/Ex Ante Valuation Problem" Stanford Law Review (2002))

  •
  Efforts by shareholder activists to repeal or consistently vote against anti-takeover provisions, as well as the increasing trend to create corporate governance metrics that punish companies for having anti-takeover provisions, are inconsistent with evidence which demonstrates that these provisions can benefit shareholders. (Miroslava Straska and Gregory Walker, "Do Antitakeover Provisions Harm Shareholders?" Journal of Corporate Finance (2010))

The Board believes that an election to be subject to one or all of the provisions of the Takeover Act does not alone deter offers to acquire the Company or prevent the Company from being acquired. The Takeover Act instead may act as an important safeguard to provide the Board adequate time to consider and respond in accordance with its duties when faced with an opportunistic hostile suitor. The Takeover Act may deter coercive takeover tactics by encouraging third parties to negotiate proposed mergers with the Board, helps to ensure that all shareholders receive fair value for their shares in the event of a merger and preserves the bargaining power and flexibility of the Board to maximize long-term shareholder value. Indeed, the purpose of the Takeover Act was "to protect legitimate local interests against the abuses of

 HOSPITALITY PROPERTIES TRUST     2014 Proxy Statement    61

hostile takeovers" by giving "a Maryland-based company the opportunity to have the time and flexibility it might need in responding to a hostile takeover attempt."1

An election by the Board of the sort recommended by UNITE HERE would limit actions available to the Board and the Company to potentially maximize shareholder value to act in the best interests of the Company and its shareholders and may leave the Company and its shareholders exposed to potential abuses at the hands of a hostile suitor. As the Takeover Act recognizes, hostile takeover attempts occur suddenly and opportunistic buyers move quickly and frequently use coercive tactics, which require the Board to act quickly to defend the best interests of the Company and its shareholders. Requiring the Board to obtain shareholder approval prior to availing itself of the benefits of the Takeover Act is not practical as arranging a shareholder meeting to consider the issue is unlikely to be accomplished in the period required to respond to an offer and may significantly reduce the Board's ability and flexibility to maximize shareholder value.

Regardless of shareholders' view of the Takeover Act, UNITE HERE's suggestion that the Company conducts itself in a way that makes approval of its proposal "particularly important" is simply not true. The Company and the Board have demonstrated a commitment to good governance and the long term interests of shareholders. The Board, as set forth in various sections of this proxy statement, has initiated a number of governance enhancements, including the Board declassification proposal, eliminating the Company's poison pill, amending the Company's Bylaws to facilitate shareholder participation at the annual meetings and amending the Company's business management agreement with RMR to further align the interests of shareholders and management. A majority of the Board is, and all Board Committees of the Company are, comprised of Independent Trustees and the Board regularly reviews the independence of its Trustees and follows a rigorous approval process with respect to any related person transactions.

The Board further notes that UNITE HERE may not be motivated by good governance. They have a record of acquiring negligible equity interests in companies in the hospitality industry – their ownership interest in the Company represents less than 0.001% of the Company's outstanding shares – and using pressure tactics to achieve labor union objectives that are different from those of other shareholders. For example, UNITE HERE previously brought a lawsuit against a public company alleging that the public company had violated federal securities law "as part of [UNITE HERE's] campaign to harass a corporation and gain leverage in a unionization struggle" and with "no genuine belief in the merits of its claims."2 In this respect, the Company notes that UNITE HERE has orchestrated, and continues to orchestrate, nationwide boycotts of hotels and actively requests that individuals and organizations not do business with boycotted hotels, including hotels owned by the Company. The Board questions whether the proposal by UNITE HERE is actually about the Company's governance and business performance, or rather is an attempt to promote its labor union agenda.

In short, the Board believes that the Takeover Act may provide the Board with a valuable tool to increase shareholder value by forcing a potential acquirer to negotiate a higher price, a tool which will be unavailable if the Board opts out of the benefits of the Takeover Act as suggested by the proponent. The Board makes no recommendation on this proposal and will take into account the shareholders' vote on this proposal in determining how to proceed.

Approval of UNITE HERE's proposal requires the affirmative vote of a majority of the votes cast in person or by proxy at the Annual Meeting of Shareholders. As an advisory vote, this proposal is not binding on the Company or the Board.

The Board of Trustees does not make a recommendation on the proposal regarding the Maryland Unsolicited Takeovers Act.

1
Letter from Abby Brandel, Legislative Officer, Governor's Legislative Office, and Richard C. Mike Lewin, Secretary, Dep't of Bus. & Econ. Dev., to Senate Judicial Proceedings Committee (Feb. 25, 1999); Letter from J. Joseph Curren, Jr., Attorney General, to the Honorable Walter M. Baker, Judicial Proceedings Committee Chairman, Senate, and the Honorable Michael Busch, Economic Matters Committee Chairman, House of Delegates (Feb. 24, 1999).

2
UNITE HERE v. Cintas Corp., No. 06 Civ. 7061(DCL), 2006 WL 2859279, at *10 (S.D.N.Y. Oct. 11, 2006).

 HOSPITALITY PROPERTIES TRUST     2014 Proxy Statement    62

OTHER INFORMATION

At this time, the Company knows of no other matters that will be brought before the meeting. If, however, other matters properly come before the meeting or any postponement or adjournment thereof, the persons named in the accompanying proxy will vote the proxy in accordance with their discretion on such matters to the maximum extent that they are permitted to do so by applicable law.

Jennifer B. Clark

Secretary

Newton, Massachusetts
April 28, 2014

 HOSPITALITY PROPERTIES TRUST     2014 Proxy Statement    63

ANNEX A

Proposed Amendment to the Declaration of Trust to Permit the Annual Election of All Trustees

If Item 2 is approved, Section 2.1(a)(i) of Article II of the Declaration of Trust shall be amended as follows:

2.1.            Number, Term of Office and Qualifications of Trustees.

  (a)
  The number of Trustees initially need not be more than one (1).

                 (i) ~~If a Person other than HRP acquires any Shares of Beneficial Interest of the Trust, the number of Trustees shall thenceforth be no fewer than three (3) and no more than seven (7). Upon acquisition by a Person other than HRP of any such Shares, the~~ The exact number of Trustees shall be five (5) until changed by a two-thirds (2/3) vote of the Trustees or by an amendment of this Declaration duly adopted by holders of two-thirds (2/3) of the outstanding Shares entitled to vote. Any vacancies in the Board of Trustees created thereby shall be filled by a majority of the Trustees then in office. ~~The Board of Trustees thus constituted shall be classified into three groups, with two (2) Trustees in Group I, two (2) Trustees in Group II, and one (1) Trustee in Group II. The Trustee in Group III shall serve for a term ending at the next annual meeting of Shareholders after such acquisition of Shares by a Person other than HRP; each Trustee in Group II shall serve for a term ending at the following annual meeting of Shareholders; and each Trustee in Group I shall serve for a term ending at the second following annual meeting of Shareholders. After the respective terms of the groups indicated, each such group of Trustees shall be elected for successive terms ending at the annual meeting of Shareholders held during the third year after election.~~ The terms of the Trustees shall be determined as follows: (i) at the annual meeting of shareholders of the Trust that is held in calendar year 2014 (the "2014 Annual Meeting"), the Trustees whose terms expire at the 2014 Annual Meeting (or such Trustees' successors) shall be elected to hold office for a three-year term expiring at the annual meeting of shareholders of the Trust that is held in calendar year 2017 (the "2017 Annual Meeting"); (ii) at the annual meeting of shareholders of the Trust that is held in calendar year 2015 (the "2015 Annual Meeting"), the Trustees whose terms expire at the 2015 Annual Meeting (or such Trustees' successors) shall be elected to hold office for a one-year term expiring at the annual meeting of shareholders of the Trust that is held in calendar year 2016 (the "2016 Annual Meeting"); (iii) at the 2016 Annual Meeting, the Trustees whose terms expire at the 2016 Annual Meeting (or such Trustees' successors) shall be elected to hold office for a one-year term expiring at the 2017 Annual Meeting; and (iv) at the 2017 Annual Meeting, and at each annual meeting of shareholders of the Trust thereafter, all Trustees shall be elected to hold office for a one-year term expiring at the next annual meeting of shareholders following his or her election. For the avoidance of doubt, each Trustee elected or appointed to the Board of Trustees to serve a term that commenced before the 2015 Annual Meeting (an "Existing Trustee"), and each Trustee elected or appointed to the Board of Trustees to fill a vacancy resulting from the death, incapacity, resignation or removal of an Existing Trustee, shall serve for the full term to which the Existing Trustee was elected or appointed.

THANK YOU

Thank you for being a shareholder and for the trust you have in
Hospitality Properties Trust.

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: HOSPITALITY PROPERTIES TRUST M65697-TBD For address changes, please check this box and write them on the back where indicated. 4. Ratification of the appointment of Ernst & Young LLP as independent auditors to serve for the 2014 fiscal year. 5. To consider and vote upon a shareholder proposal, if properly presented at the meeting. (NOTE: Please sign exactly as your name(s) appear(s) hereon. All holders must sign. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners should each sign personally. If a corporation, please sign in full corporate name, by authorized officer, indicating title. If a partnership, please sign in partnership name by authorized person indicating title.) For Against Withhold ! For Against Abstain HOSPITALITY PROPERTIES TRUST TwO NEwTON PLAcE 255 wASHINgTON STREET, SUITE 300 NEwTON, MA 02458 AUTHORIZE YOUR PROXY BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 9, 2014. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. AUTHORIZE YOUR PROXY BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 9, 2014. Have your proxy card in hand when you call and then follow the instructions. AUTHORIZE YOUR PROXY BY MAIL Mark, sign and date your proxy card and return it in the postage paid envelope we have provided or return it to Hospitality Properties Trust, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. ELEcTRONIc DELIvERY OF FUTURE SHAREHOLDER cOMMUNIcATIONS If you would like to reduce the costs incurred by Hospitality Properties Trust in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically by e-mail or over the internet. To sign up for electronic delivery, please follow the instructions above to vote using the internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years. The Board of Trustees Recommends a vote FOR Proposals 1, 2, 3 and 4. 2. Approval of the Amendment to the Declaration of Trust to permit the annual election of Trustees. 3. Advisory vote to approve named executive officer compensation. 1. Election of Trustees. Nominee (for Independent Trustee in Group I): John L. Harrington Nominee (for Managing Trustee in Group I): Barry M. Portnoy The Board of Trustees Makes NO REcOMMENDATION on Proposal 5. THIS PROXY WHEN PROPERLY EXEcUTED WILL BE vOTED AS DIREcTED OR, IF NO DIREcTION IS GIvEN, WILL BE vOTED FOR BOTH NOMINEES FOR TRUSTEE IN PROPOSAL 1, FOR PROPOSALS 2, 3 AND 4 AND ABSTAIN WITH RESPEcT TO PROPOSAL 5. TO THE MAXIMUM EXTENT PERMITTED BY APPLIcABLE LAW, THE PROXIES, IN THEIR DIScRETION, ARE AUTHORIZED TO vOTE AND OTHERWISE REPRESENT THE UNDERSIGNED ON SUcH OTHER MATTERS AS MAY PROPERLY cOME BEFORE THE MEETING OR AT ANY POSTPONEMENT OR ADJOURNMENT THEREOF. ! ! ! ! ! ! ! ! ! ! ! ! For Against Abstain For Against Abstain ! ! ! For Against Abstain ! ! !

Address changes: _________________________________________________________________________________________ ________________________________________________________________________________________________________ (If you noted any Address Changes above, please mark the corresponding box on the reverse side.) HOSPITALITY PROPERTIES TRUST Two Newton Place, 255 Washington Street, Suite 300 Newton, MA 02458 Important Notice Regarding Internet Availability of Proxy Materials: The proxy materials for the 2014 Annual Meeting of Shareholders of Hospitality Properties Trust (the “Company”), including the Company’s annual report and proxy statement, are available on the Internet. To view the proxy materials or vote online or by telephone, please follow the instructions in the Notice Regarding the Availability of Proxy Materials. This proxy is solicited on behalf of the Board of Trustees of Hospitality Properties Trust. The undersigned shareholder of the Company hereby appoints Adam D. Portnoy, Jennifer B. Clark and John G. Murray, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the 2014 Annual Meeting of Shareholders of the Company to be held at Two Newton Place, 255 Washington Street, Suite 100, Newton, Massachusetts 02458 on June 10, 2014, at 9:30 a.m. local time, and any postponement or adjournment thereof, to cast on behalf of the undersigned all the votes that the undersigned is entitled to cast at the meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the notice of annual meeting of shareholders and of the accompanying proxy statement, each of which is incorporated herein by reference, and revokes any proxy heretofore given with respect to the meeting. THE vOTES ENTITLED TO BE cAST BY THE UNDERSIGNED WILL BE cAST AS INSTRUcTED ON THE REvERSE SIDE HEREOF. IF THIS PROXY IS EXEcUTED, BUT NO INSTRUcTION IS GIvEN, THE vOTES ENTITLED TO BE cAST BY THE UNDERSIGNED WILL BE cAST FOR BOTH NOMINEES FOR TRUSTEE IN PROPOSAL 1, FOR PROPOSALS 2, 3 AND 4 AND ABSTAIN WITH RESPEcT TO PROPOSAL 5. ADDITIONALLY, TO THE MAXIMUM EXTENT PERMITTED BY APPLIcABLE LAW, THE vOTES ENTITLED TO BE cAST BY THE UNDERSIGNED WILL BE cAST BY THE PROXIES, IN THEIR DIScRETION, ON ANY OTHER MATTER THAT MAY PROPERLY cOME BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF. See reverse for voting instructions. M65698-TBD Proxy HOSPITALITY PROPERTIES TRUST ANNUAL MEETING OF SHAREHOLDERS June 10, 2014, 9:30 a.m. Two Newton Place, 255 Washington Street, Suite 100 Newton, Massachusetts 02458 The 2014 Annual Meeting of Shareholders of Hospitality Properties Trust will address the following items of business: 1. Election of the two Trustees named in the Proxy Statement; 2. Approval of the Amendment to the Declaration of Trust to permit the annual election of Trustees; 3. Advisory vote to approve named executive officer compensation; 4. Ratification of the appointment of Ernst & Young LLP as independent auditors to serve for the 2014 fiscal year; and 5. To consider and vote upon a shareholder proposal, if properly presented at the meeting. The Board of Trustees recommends a vote FOR Proposals 1, 2, 3 and 4 and makes NO RECOMMENDATION on Proposal 5. Upon arrival, please present photo identification at the registration desk.

QuickLinks

Notice of 2014 Annual Meeting of Shareholders and Proxy Statement
Audit Committee
Compensation Committee
Nominating and Governance Committee